                                                        Registration No. 2-89972

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                   /  /

                         Pre-Effective Amendment No.           /  /

                      Post-Effective Amendment No. 27          / X /
                                                   --

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940               /  /

                              Amendment No. 3                  / X /
                                          ---

                        (Check appropriate box or boxes.)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
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                           (Exact Name of Registrant)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
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                               (Name of Depositor)

              720 East Wisconsin Avenue, Milwaukee, Wisconsin       53202
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         (Address of Depositor's Principal Executive Offices)     (Zip Code)

         Depositor's Telephone Number, including Area Code 414-271-1444
         ROBERT J. BERDAN, Vice President, General Counsel and Secretary
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate space)

____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X_ on April 30,2004 pursuant to paragraph (b) of Rule 485
____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
____ on (DATE) pursuant to paragraph (a)(1) of Rule 485
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VariableLife

Whole Life
Extra Ordinary Life
Single Premium Life

April 30, 2004

Prospectuses

Northwestern Mutual
Series Fund, Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
www.northwesternmutual.com
(414) 271-1444

[LOGO APPEARS HERE]

Contents for this Prospectus



                                                               Page
                                                               ----
            Prospectus........................................  1
             Northwestern Mutual Variable Life................  1
            Summary of Benefits and Risks.....................  1
             Benefits of the Policies.........................  1
               Death Benefit..................................  1
               Access to Your Values..........................  1
               Flexibility....................................  1
               Tax Benefits...................................  1
             Risks of the Policies............................  1
               Investment Risk................................  1
               Policy as Long-Term Investment.................  1
               Policy Lapse...................................  1
               Limitations on Access to Your Values...........  1
               Adverse Tax Consequences.......................  1
            Fee Tables........................................  2
             Transaction Fees.................................  2
             Periodic Charges Other Than Fund Operating
               Expenses.......................................  3
             Annual Fund Operating Expenses...................  4
            The Northwestern Mutual Life Insurance
              Company, Northwestern Mutual Variable Life
              Account, Northwestern Mutual Series Fund,
              Inc., Fidelity VIP Mid Cap Portfolio and Russell
              Investment Funds................................  6
             Northwestern Mutual..............................  6
             The Account......................................  6
             The Funds........................................  6
               Northwestern Mutual Series Fund, Inc...........  6
               Fidelity VIP Mid Cap Portfolio.................  6
               Russell Investment Funds.......................  6
            Information about the Policies....................  7
             Requirements for Insurance.......................  7
             Premiums.........................................  7
             Grace Period.....................................  8
             Allocations to the Account.......................  8
             Transfers Between Divisions......................  8
            Deductions and Charges............................  9
             Deductions from Premiums for Whole Life and
               Extra Ordinary Life Policies...................  9


                                                             Page
                                                             ----
                Deductions for Single Premium Life Policies.  10
                Charges Against the Account Assets..........  10
               Guarantee of Premiums, Deductions and
                 Charges....................................  10
               Death Benefit................................  10
                Variable Insurance Amount...................  10
                Whole Life Policy and Single Premium Life
                  Policy....................................  11
                Extra Ordinary Life Policy..................  11
               Cash Value...................................  12
               Annual Dividends.............................  13
               Policy Loans.................................  13
               Extended Term and Paid-Up Insurance..........  14
               Reinstatement................................  14
               Right to Exchange for a Fixed Benefit Policy.  14
               Other Policy Provisions......................  14
                Owner.......................................  14
                Beneficiary.................................  14
                Incontestability............................  14
                Suicide.....................................  14
                Misstatement of Age or Sex..................  14
                Collateral Assignment.......................  14
                Payment Plans...............................  14
                Deferral of Determination and Payment.......  14
               Voting Rights................................  15
               Substitution of Fund Shares and Other Changes  15
               Reports......................................  15
               Special Policy for Employers.................  15
               Financial Statements.........................  15
               Legal Proceedings............................  15
               Illustrations................................  15
               Tax Treatment of Policy Benefits.............  16
                General.....................................  16
                Life Insurance Qualifications...............  16
                Tax Treatment of Life Insurance.............  16
                Modified Endowment Contracts................  16
                Other Tax Considerations....................  17

PROSPECTUS

Northwestern Mutual Variable Life

Whole Life
Extra Ordinary Life
Single Premium Life

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policies.

Benefits of the Policies

Death Benefit The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the death benefit includes a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy years. The death benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values You may surrender your Policy for the cash value at any time during the lifetime of the insured. We will permit a partial surrender so long as the Policy that remains meets our regular size requirements. You may borrow up to 90% of your Policy's cash value using the Policy as security. The limit is 75% of the cash value during the first two Policy years.

Flexibility You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as six divisions at any time. You may transfer accumulated amounts from one division to another as often as four times in a Policy year.

Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy.

Risks of the Policies

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached prospectuses for the Funds.

Policy as Long-Term Investment Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Limitations on Access to Your Values A partial surrender of your Policy will reduce the death benefit. The Policies include no provision for withdrawal of the cash value. For the Single Premium Life Policy we will deduct a surrender charge if you request a surrender or partial surrender of your Policy during the first 10 Policy years.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

                                                       Variable Life Prospectus

Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Policy. For a more detailed description, see "Deductions and Charges", p. 9, "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 9, and "Deductions for Single Premium Life Policies", p. 10.


Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Account divisions.

                                                                                                              Maximum Amount
          Charge             When Charge is Deducted                 Current Amount Deducted                     Deducted
--------------------------------------------------------------------------------------------------------------------------------
Premium Taxes              When you pay premiums       2% of the basic premium                             2% of the basic
                                                                                                           premium
--------------------------------------------------------------------------------------------------------------------------------
Sales Load                 When you pay premiums       Year 1: 30% of basic premium                        Same as the current
                                                       Years 2-4: 10% of basic premium                     amount
                                                       Years 5-on: Not more than 7% of basic premium
--------------------------------------------------------------------------------------------------------------------------------
Charge for Issuance        When you pay                Not more than $5 for each $1,000 of insurance       Same as the current
Expenses                   premiums--first Policy                                                          amount
                           year only
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge      When we issue the Policy    $150                                                $150
--------------------------------------------------------------------------------------------------------------------------------
Surrender Charge           When you surrender, or      Not more than 9% of the premium paid for the Policy Same as the current
                           partially surrender, the                                                        amount
                           Policy during the first ten
                           Policy years
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge for  When you make a partial     Currently waived                                    The charge will not
Partial Surrender          surrender of the Policy                                                         exceed our
                                                                                                           administrative costs.
--------------------------------------------------------------------------------------------------------------------------------
Fee for Transfer of Assets When you transfer assets    Currently waived                                    The fee will not
                           among the Account                                                               exceed our
                           divisions                                                                       administrative costs.
--------------------------------------------------------------------------------------------------------------------------------
Extra Premium for          When you pay premiums       The amount depends on the risk classification.      Same as current
Insureds Who Do Not                                                                                        amount
Qualify as Select Risks
--------------------------------------------------------------------------------------------------------------------------------

Variable Life Prospectus

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy.


                                                                                                           Maximum Amount
       Charge          When Charge is Deducted                  Current Amount Deducted                       Deducted
-----------------------------------------------------------------------------------------------------------------------------
Charge for            Annually, on the Policy    $35                                                   $35
Administrative Costs  anniversary
-----------------------------------------------------------------------------------------------------------------------------
Charge for Death      Annually, on the Policy    1 1/2% of the basic premium                           1 1/2% of the basic
Benefit Guarantee     anniversary                                                                      premium
-----------------------------------------------------------------------------------------------------------------------------
Charge for Dividends  Annually, on the Policy    Maximum: 17% of the gross annual premium/(a)/         Same as current
                      anniversary                                                                      amount
-----------------------------------------------------------------------------------------------------------------------------
Extra Premium for     Annually, after the expiry Minimum: $2.18 per $1,000 of term insurance/(c)/      Minimum: $6.27 per
Extra Life Protection of the guaranteed period,  Maximum: $256.72 per $1,000 of term insurance/(c)/    $1,000 of term
                      on the Policy                                                                    insurance, without the
                      anniversary/(b)/                                                                 current dividend
                                                                                                       Maximum: $1,000 per
                                                                                                       $1,000 of term
                                                                                                       insurance, without the
                                                                                                       current dividend
-----------------------------------------------------------------------------------------------------------------------------
Charge for Mortality  Daily                      Annual rate of .50% of the Account assets             Annual rate of .50% of
and Expense Risks                                                                                      the Account Assets
-----------------------------------------------------------------------------------------------------------------------------
Charge for Federal    Daily                      Annual rate of .20% of the Account assets             A rate which reflects
Income Taxes                                                                                           that portion of our
                                                                                                       actual tax expenses
                                                                                                       which is fairly
                                                                                                       allocable to the
                                                                                                       Policies
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Calculated at least        Minimum: $0.69 per $1,000 of net amount at risk/(d)/  Same as current
                      annually on the Policy     Maximum: $1,000 per $1,000 of net amount at risk/(d)/ amount, without the
                      anniversary                                                                      current dividend
-----------------------------------------------------------------------------------------------------------------------------
Charge for Mortality  Daily                      Annual rate of .85% of the borrowed amount/(e)/       No maximum
and Expense Risks and                                                                                  specified
Expenses for Loans
-----------------------------------------------------------------------------------------------------------------------------



/(a)/The charge for dividends is approximately 7% to 17% of the gross annual premium.


/(b)/After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy year. This amount is an extra amount of premium you may choose to pay in order to keep the initial amount of insurance inforce. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.


/(c)/Reduced by the estimated year-end dividend.


/(d)/The Policies include no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of cash values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the death benefit and the cash value. The cost of insurance is based on the insured's attained age, the 1980 CSO Mortality Table and the net insurance amount at risk. The amount you pay for the cost of insurance is effectively reduced by the dividends we currently pay on your policy. You may ask your Northwestern Mutual financial representative for the current dividend amount. Future dividends are not guaranteed.


/(e)/The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate you select. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.


                                                       Variable Life Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Funds that you will pay daily during the time that you own the Policy. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2003. Information for the Russell Investment Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.




              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.20%   1.41%



                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.58%     0.01%      --   0.59%          0.59%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.05%      --   0.90%          0.90%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.50%      --   1.25%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%      --   0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.09%      --   0.94%          0.94%
  Index 400 Stock Portfolio.........................   0.25%     0.02%      --   0.27%          0.27%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.10%      --   0.90%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.45%     0.01%      --   0.46%          0.46%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.65%     0.02%      --   0.67%          0.67%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.12%      --   0.77%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.59%     0.14%      --   0.73%          0.73%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.49%     0.03%      --   0.52%          0.52%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.00%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%   0.25%   0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/(j)/......................   0.78%     0.17%      --   0.95%          0.87%
  Aggressive Equity Fund/(k)/.......................   0.95%     0.31%      --   1.26%          1.06%
  Non-U.S. Fund/(l)/................................   0.95%     0.46%      --   1.41%          1.16%
  Core Bond Fund/(m)/...............................   0.60%     0.18%      --   0.78%          0.71%
  Real Estate Securities Fund/(n)/..................   0.85%     0.10%      --   0.95%          0.95%



/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.


/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.


/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.


/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.

Variable Life Prospectus

/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.


/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.


/(j)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.


/(k)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.


/(l)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.


/(m)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.


/(n)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.


                                                       Variable Life Prospectus

The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Variable Life Account,
Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds


Northwestern Mutual


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $113.7 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 7,000 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.


"We" in this prospectus means Northwestern Mutual.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

The Funds

Northwestern Mutual Series Fund, Inc.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to six of the Portfolios.

The types of investments for each of the Portfolios of the Fund are indicated by the names of the Portfolios. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The types of investments for each of the five Russell Investment Funds are indicated by the names of the Funds. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Investment Funds.

Variable Life Prospectus

Information About the Policies
Requirements for Insurance

The minimum face amount we require for a Whole Life Policy is $20,000. If the insured is below age 15 or over age 49 the minimum amount is $10,000. The insured may not be older than age 70 on the date of issue. For an Extra Ordinary Life Policy the minimum initial amount of insurance is $50,000; if the insured is over age 70, the minimum amount is $25,000. The minimum face amount of insurance we require for a Single Premium Life Policy is $5,000. For an Extra Ordinary Life Policy the insured may not be younger than age l5 on the date of issue. For the Extra Ordinary Life Policy and the Single Premium Life Policy, the insured may not be older than age 75 on the date of issue.

Before issuing a Policy, we will require satisfactory evidence of insurability. We consider non-smokers who meet preferred underwriting requirements select risks. We charge a higher premium for insureds who do not qualify as select risks. The amount of additional premium depends on the risk classification in which we place the insured. We consider non-smokers in the second best classification standard plus risks. We consider the best class of smokers standard risks.

Premiums

You must pay the first premium to put a Whole Life Policy or an Extra Ordinary Life Policy in effect.

Premiums are level, fixed and payable in advance during the insured's lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional premium payments. You may obtain information about annual percentage rate (APR) calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.northwesternmutual.com.
The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

                                             Annual     Excess of 12
                                             Sum of   Monthly Premiums
          Age at   Face    Annual   Monthly Monthly     Over Annual
          Issue   Amount   Premium  Premium Premiums      Premium
          -----  -------- --------- ------- --------- ----------------
                                        SELECT
            15.. $ 50,000 $  382.50 $ 33.60 $  403.20     $ 20.70
            35..  100,000  1,536.00  135.10  1,621.20       85.20
            55..  100,000  3,766.00  331.10  3,973.20      207.20
                                     STANDARD PLUS
            15.. $ 50,000 $  406.00 $ 35.60 $  427.20     $ 21.20
            35..  100,000  1,683.00  148.10  1,777.20       94.20
            55..  100,000  4,125.00  363.10  4,357.20      232.20
                                       STANDARD
            15.. $ 50,000 $  491.50 $ 43.10 $  517.20     $ 25.70
            35..  100,000  1,912.00  168.10  2,017.20      105.20
            55..  100,000  4,587.00  404.10  4,849.20      262.20

                                                       Variable Life Prospectus

The following table for Extra Ordinary Life Policies shows representative annual premiums for male select and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. See "Death Benefit", p. 1, and "Extra Ordinary Life Policy", p. 11.


                                             Annual     Excess of 12
                                             Sum of   Monthly Premiums
          Age at   Face    Annual   Monthly Monthly     Over Annual
          Issue   Amount   Premium  Premium Payments      Premium
          -----  -------- --------- ------- --------- ----------------
                                        SELECT
            15.. $ 50,000 $  261.50 $ 23.10 $  277.20     $ 15.70
            35..  100,000  1,014.00   89.10  1,069.20       55.20
            55..  100,000  2,612.00  230.10  2,761.20      149.20
                                     STANDARD PLUS
            15.. $ 50,000 $  285.00 $ 25.10 $  301.20     $ 16.20
            35..  100,000  1,161.00  102.10  1,225.20       64.20
            55..  100,000  2,971.00  261.10  3,133.20      162.20
                                       STANDARD
            15.. $ 50,000 $  357.50 $ 31.60 $  379.20     $ 21.70
            35..  100,000  1,377.00  121.10  1,453.20       76.20
            55..  100,000  3,425.00  301.10  3,613.20      188.20

For a Single Premium Life Policy you may choose either a face amount of insurance or the amount which a given amount of premium will provide. The Single Premium Life Policy is available only for applicants who meet select or standard plus underwriting criteria as we determine. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of Insurance:

                                   Face      Gross
                          Age at Amount of  Single
                          Issue  Insurance  Premium
                          -----  --------- ----------
                            15..  $10,000  $ 1,498.40
                            35..   25,000    6,443.25
                            55..   50,000   23,502.00

Grace Period


For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains inforce during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be inforce, unless it is continued as extended term or paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 14. If you surrender a Policy, we will pay its cash value. See "Cash Value", p. 12. If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.


Allocations to the Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums on an other than annual basis.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

Transfers Between Divisions


You may transfer accumulated amounts from one division of the Account to another as often as four times in a Policy year. If you contemplate the transfer of funds from one division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers if we determine that this is necessary to protect the interests of other investors. Transfers are effective on the date we receive a written request at our Home Office. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. We reserve the right to charge a fee to cover administrative costs of transfers. We presently charge no fee.

Variable Life Prospectus

Deductions and Charges


The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. See "Charges Against the Account Assets", p. 10. In addition, the mutual funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. Mutual fund expenses are briefly described above on page 52, and in more detail in the attached prospectuses for the mutual funds.


Deductions from Premiums for Whole Life and Extra Ordinary Life Policies

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners.

There is a deduction each year for sales costs. This amount may be considered a "sales load". The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.


The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are inforce. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. See "Charges Against the Account Assets", p. 10. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.


We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2% rate is an average. The tax rate for a particular state may be lower, higher or equal to the 2% deduction.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1 1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

Whole Life

                                   Male Age 35-Select Risk
                                       Annual Premium
                     Beginning of -------------------------
                     Policy Year   $500   $1,000   $5,000
                     -----------  ------- ------- ---------
                     1........... $154.28 $320.16 $1,647.28
                     2 through 4.  402.11  834.48  4,293.51
                     5 and later.  416.05  863.41  4,442.36

                                    Male Age 35-Standard
                                     Risk Annual Premium
                     Beginning of -------------------------
                     Policy Year   $500   $1,000   $5,000
                     -----------  ------- ------- ---------
                     1........... $123.37 $256.03 $1,317.30
                     2 through 4.  321.57  667.33  3,433.44
                     5 and later.  332.71  690.46  3,552.48

Extra Ordinary Life

                                   Male Age 35-Select Risk
                                       Annual Premium
                     Beginning of -------------------------
                     Policy Year   $500   $1,000   $5,000
                     -----------  ------- ------- ---------
                     1........... $134.23 $278.56 $1,433.21
                     2 through 4.  369.62  767.07  3,946.64
                     5 and later.  383.58  796.05  4,095.74

                                    Male Age 35-Standard
                                     Risk Annual Premium
                     Beginning of -------------------------
                     Policy Year   $500   $1,000   $5,000
                     -----------  ------- ------- ---------
                     1........... $ 97.92 $203.21 $1,045.54
                     2 through 4.  269.65  559.59  2,879.11
                     5 and later.  279.83  580.73  2,987.88

                                                       Variable Life Prospectus

Deductions for Single Premium Life Policies


For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150.00. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 9. We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.



For a Single Premium Life Policy during the first ten Policy years, the cash value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy's tabular cash value. See "Cash Value", p. 12. The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.00.



The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.


                    Policy Year End When   Deduction as % of
                    Policy Is Surrendered  Tabular Cash Value
                    ---------------------  ------------------
                   1......................        7.9%
                   2......................        7.1
                   3......................        6.3
                   4......................        5.4
                   5......................        4.6
                   6......................        3.7
                   7......................        2.8
                   8......................        1.9
                   9......................        0.9
                   10 and subsequent years          0


Since the maximum Policy loan limit for a Single Premium Life Policy is based on the cash value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. See "Policy Loans", p. 13.


Charges Against the Account Assets


There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.


The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .20% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

Guarantee of Premiums, Deductions and Charges


We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. See "Extra Ordinary Life Policy", p. 11.


We accept premium payment by various means, including check and electronic funds transfer (EFT).

Death Benefit


The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. See "Whole Life Policy and Single Premium Life Policy", p. 11, and "Extra Ordinary Life Policy", p. 11.


Variable Insurance Amount The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets

Variable Life Prospectus
supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured's age at the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if at the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains inforce.


The cost of providing insurance protection under a Policy is reflected in the cash value of the Policy. See "Cash Value", p. 12. The cost is actuarially computed for each Policy each year, based on the insured's attained age, the l980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the cash value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.


Whole Life Policy and Single Premium Life Policy For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount inforce. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.

Extra Ordinary Life Policy

The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection inforce. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value.


Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see "Variable Insurance Amount", p. 10 and "Whole Life Policy and Single Premium Life Policy", p. 11.


Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains inforce one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is

                                                       Variable Life Prospectus
reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account's investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years. The length of the guaranteed period is set forth in Your Policy.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an inforce illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance inforce. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

The Total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially inforce, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their cash value, the term insurance inforce will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain inforce.

Cash Value


The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum cash value is guaranteed. Calculation of the cash value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of cash values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular cash values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 9. For the Single Premium Life Policy the calculation begins with the adjusted tabular cash value, which reflects the deduction for sales costs if the Policy is surrendered during the first ten years. See "Deductions for Single Premium Life Policies", p. 10. Second, we add the net single premium for the variable insurance amount to the tabular cash value. See the discussion of net single premiums under "Variable Insurance Amount", p. 10. If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular cash value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The cash value is increased by the value of any paid-up additions which have been purchased with dividends.


If a portion of the premium for the current Policy year has not been paid, the cash value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any cash value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

12


Variable Life Prospectus

You may surrender a Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may use the cash value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 14.


The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues inforce will be based on the age and risk classification of the insured at the time of issuance of the original Policy. The cash value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions.

Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is inforce as extended term insurance.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.


Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of the company's Board of Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company's approach is subject to change. Neither the existence nor the amount of a dividend payable on a given policy is guaranteed in any given year.


Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.


Although subject to change, the process of determining dividends generally can be described as follows. Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary's recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend.



For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.



You may use dividends to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. See "Extra Ordinary Life Policy", p. 11. We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3 1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is inforce as reduced fixed benefit paid-up insurance, dividends to purchase fixed benefit paid-up additions. See "Extended Term and Paid-Up Insurance", p. 14.


Policy Loans

You may borrow up to 90% of a Policy's cash value using the Policy as security. The limit is 75% of the cash value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of cash value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy's cash value is reduced by the amount of the Policy loan. If the cash value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy inforce.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The

                                                       Variable Life Prospectus
aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy's variable insurance amount and cash value because the amounts you have borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Extended Term and Paid-Up Insurance


If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see "Grace Period", p. 8), you may use the cash value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain inforce as extended term insurance.



If you use the cash value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", p. 14. You may select variable benefit paid-up insurance only if the Policy meets a $1,000 cash value minimum test.


You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of cash value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains inforce for the lifetime of the insured unless the Policy is surrendered.

If the Policy remains inforce as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of cash value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a cash value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its cash value.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. We will give you notice of any such change and you will have 60 days to make the exchange.

Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been inforce during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Payment Plans The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of policyowners.

If a Whole Life Policy or an Extra Ordinary Life Policy is continued inforce as extended term or reduced paid-up insurance, we have the right to defer payment of the cash

Variable Life Prospectus
value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

Voting Rights

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

Reports

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is inforce as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Financial Statements

Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

Legal Proceedings

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

Illustrations

Your financial representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the death benefit and cash value would vary based on hypothetical future investment results.


Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy's actual cash value, death benefit, and certain expenses (which will vary with the investment performance of the portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values


                                                       Variable Life Prospectus
which will be more or less than those which were originally illustrated.


Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.


Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.


Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.


On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policyowner's control of separate account assets will cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policyowner to select the investment advisor, the investment strategy or particular investments of the separate account. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.


Tax Treatment of Life Insurance While a Policy is inforce, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.


Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 17.


As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains inforce until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy inforce, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new

Variable Life Prospectus
seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Other Tax Considerations Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of
(a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).


Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.



Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then on January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) provided that, until the issuance of further guidance, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates for arrangements entered into after January 28, 2002 must satisfy additional sales requirements); and (2) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the


                                                       Variable Life Prospectus
employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.




On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee, (ii) the amount of policy cash value to which the employee has current access, and
(iii) the value of any other economic benefits provided to the employee during the taxable year. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003.



The Treasury and the Internal Revenue Service are currently developing additional guidance on the appropriate method of valuing life insurance protection in split-dollar arrangements.



Depending on the circumstances, the exchange of a Policy, a Policy loan, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.


On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.


On February 28, 2003 and December 29, 2003, the Treasury and the Internal Revenue Service issued regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a "reportable transaction".

Variable Life Prospectus

Additional information about Northwestern Mutual Variable Life Account is provided in a Statement of Additional Information which we have filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information is available without charge if you call 1-888-455-2232.

                                                       Variable Life Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commissions (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

Northwestern Mutual
Northwestern Mutual Variable Life
Northwestern Mutual Variable Life Account
Northwestern Mutual Series Fund, Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds

Prospectuses
Investment Company Act
File Nos. 811-3990, 811-5371 and 811-7205

[LOGO APPEARS HERE]

P.O. Box 3095
Milwaukee, WI 53201-3095


The Northwestern Mutual
Life Insurance Company . Milwaukee,WI
www.northwesternmutual.com

90-1898 (0386) (REV 0404)

   PRSRT STD
  US POSTAGE
    PAID
 MILWAUKEE WI
PERMIT NO. 426

                       STATEMENT OF ADDITIONAL INFORMATION

                                  VARIABLE LIFE
          (Variable Whole Life Policy, Extra Ordinary Life Policy, and
                           Single Premium Life Policy

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (the "Account"),

                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Policy. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


              The Date of the Prospectus to which this Statement of Additional Information Relates is April 30, 2004.

              The Date of this Statement of Additional Information is April 30, 2004.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:


Year                      Amount
----                  --------------
2003                  $   85,607,978
2002                  $   97,054,099
2001                  $  120,720,024


     Commissions paid to our agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the premium.

     Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS


     The financial statements of the Account as of December 31, 2003 and for each of the two years in the period ended December 31, 2003 and of Northwestern Mutual as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Financial Statements


Northwestern Mutual Variable Life Account
Statement of Assets and Liabilities
December 31, 2003
(in thousands)


   Assets
    Investments at Market Value:
      Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock 71,874 shares (cost
        $126,863)....................................... $139,149
       T. Rowe Price Small Cap Value 38,113 shares
        (cost $39,901)..................................   49,090
       Aggressive Growth Stock 121,140 shares (cost
        $385,267).......................................  329,743
       International Growth 12,218 shares (cost
        $10,652)........................................   13,330
       Franklin Templeton International
        Equity 183,865 shares (cost $261,756)...........  259,618
       AllianceBernstein Mid Cap Value 2,384 shares
        (cost $2,816)...................................    3,135
       Index 400 Stock 94,511 shares (cost $102,846)....  120,502
       Janus Capital Appreciation 2,011 shares (cost
        $2,198).........................................    2,405
       Growth Stock 133,563 shares (cost $268,910)......  250,163
       Large Cap Core Stock 141,455 shares (cost
        $180,784).......................................  150,790
       Capital Guardian Domestic Equity 41,115
        shares (cost $35,114)...........................   41,321
       T. Rowe Price Equity Income 4,127 shares
        (cost $4,638)...................................    5,031
       Index 500 Stock 209,962 shares (cost $579,838)...  572,148
       Asset Allocation 17,197 shares (cost $15,879)....   17,507
       Balanced 141,468 shares (cost $248,075)..........  261,857
       High Yield Bond 71,695 shares (cost $51,040).....   51,979
       Select Bond 73,483 shares (cost $89,471).........   92,736
       Money Market 123,622 shares (cost $123,622)......  123,622
      Fidelity VIP Mid Cap Portfolio 183 shares
       (cost $3,838)....................................    4,386
      Russell Investment Funds
       Multi-Style Equity 8,635 shares (cost
        $104,624).......................................   99,823
       Aggressive Equity 4,121 shares (cost $45,602)....   55,509
       Non-U.S. 6,235 shares (cost $56,561).............   60,851
       Core Bond 3,219 shares (cost $33,389)............   33,704
       Real Estate Securities 3,764 shares (cost
        $41,849)........................................   51,604 $2,790,003
                                                         --------
    Due from Northwestern Mutual Life Insurance
      Company...........................................                 623
                                                                  ----------
        Total Assets....................................          $2,790,626
                                                                  ==========
   Liabilities
    Due to Northwestern Mutual Life Insurance Company...          $      229
                                                                  ----------
        Total Liabilities...............................                 229
                                                                  ----------
   Equity
    Variable Life Policies Issued Before October 11,
      1995..............................................             481,069
    Variable Complife Policies Issued On or After
      October 11, 1995..................................           2,083,152
    Variable Executive Life Policies Issued On or
      After March 2, 1998...............................             118,104
    Variable Joint Life Policies Issued On or After
      December 10, 1998.................................             108,072
                                                                  ----------
        Total Equity....................................           2,790,397
                                                                  ----------
        Total Liabilities and Equity....................          $2,790,626
                                                                  ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      Northwestern Mutual Variable Life Account

 Financial Statements


Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)


                                                               Investment Income
                                                  -------------------------------------------
                                                  Dividend Mortality and        Net Investment
                                                   Income  Expense Risks Taxes  Income (Loss)
----------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division..................  $   --     $  (606)   $ (17)    $  (623)
T. Rowe Price Small Cap Value Division...........      --        (180)      (8)       (188)
Aggressive Growth Stock Division.................      --      (1,584)     (96)     (1,680)
International Growth Division....................      84         (39)      (1)         44
Franklin Templetion International Equity Division   3,268      (1,096)     (73)      2,099
AllianceBernstein Mid Cap Value Division #.......      11          (5)      --           6
Index 400 Stock Division.........................     658        (492)     (14)        152
Janus Capital Appreciation Division #............       1          (5)      --          (4)
Growth Stock Division............................   1,701      (1,176)     (50)        475
Large Cap Core Stock Division....................   1,205        (706)     (37)        462
Capital Guardian Domestic Equity Division........     545        (143)      (9)        393
T. Rowe Price Equity Income Division #...........      44          (8)      --          36
Index 500 Stock Division.........................   6,704      (2,525)    (182)      3,997
Asset Allocation Division........................     282         (65)      (5)        212
Balanced Division................................   7,375      (1,208)    (260)      5,907
High Yield Bond Division.........................      91        (230)     (11)       (150)
Select Bond Division.............................   3,350        (414)     (29)      2,907
Money Market Division............................   1,516        (644)     (17)        855
Fidelity VIP Mid Cap Division #..................      --          (7)      (1)         (8)
Russell Multi-Style Equity Division..............     554        (373)      (7)        174
Russell Aggressive Equity Division...............      46        (202)      (5)       (161)
Russell Non-U.S. Division........................   1,335        (207)      (5)      1,123
Russell Core Bond Division.......................   1,291         (87)      (4)      1,200
Russell Real Estate Securities Division..........   2,110        (201)      (6)      1,903

Year Ended December 31, 2002
Small Cap Growth Stock Division..................  $  131     $  (487)   $ (18)    $  (374)
T. Rowe Price Small Cap Value Division...........     124         (86)      (6)         32
Aggressive Growth Stock Division.................     238      (1,457)    (101)     (1,320)
International Growth Division....................      23         (15)      (1)          7
Franklin Templetion International Equity Division   3,431        (954)     (70)      2,407
Index 400 Stock Division.........................     502        (354)     (13)        135
Growth Stock Division............................   2,122      (1,057)     (52)      1,013
Large Cap Core Stock Division....................   1,053        (655)     (39)        359
Capital Guardian Domestic Equity Division........     222         (59)      (4)        159
Index 500 Stock Division.........................   5,269      (2,191)    (181)      2,897
Asset Allocation Division........................     129         (28)      (3)         98
Balanced Division................................   7,713      (1,069)    (252)      6,392
High Yield Bond Division.........................   3,479        (161)      (8)      3,310
Select Bond Division.............................   2,499        (258)     (24)      2,217
Money Market Division............................   1,835        (592)     (17)      1,226
Russell Multi-Style Equity Division..............     356        (285)      (6)         65
Russell Aggressive Equity Division...............      --        (146)      (5)       (151)
Russell Non-U.S. Division........................     629        (159)      (5)        465
Russell Core Bond Division.......................     661         (52)      (3)        606
Russell Real Estate Securities Division..........   1,291        (118)      (6)      1,167

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

  Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------
Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
  (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
 Investments        During the Period       Investments  Investment Activity
------------------------------------------------------------------------------

   $  (891)             $  33,526            $  32,635        $  32,012
       201                 10,725               10,926           10,738
    (5,832)                69,733               63,901           62,221
       (22)                 2,841                2,819            2,863
    (1,700)                70,906               69,206           71,305
        43                    319                  362              368
      (235)                28,826               28,591           28,743
        32                    207                  239              235
    (4,730)                41,613               36,883           37,358
    (2,807)                30,073               27,266           27,728
      (111)                 8,718                8,607            9,000
        39                    393                  432              468
        61                114,875              114,936          118,933
       (25)                 2,223                2,198            2,410
      (501)                32,210               31,709           37,616
    (1,078)                11,836               10,758           10,608
     2,745                 (1,552)               1,193            4,100
        --                     --                   --              855
        41                    548                  589              581
    (1,818)                21,714               19,896           20,070
    (1,673)                17,264               15,591           15,430
    (1,188)                15,804               14,616           15,739
     1,353                   (425)                 928            2,128
       267                 10,286               10,553           12,456

   $  (736)             $ (17,491)           $ (18,227)       $ (18,601)
       172                 (2,018)              (1,846)          (1,814)
    (2,733)               (59,041)             (61,774)         (63,094)
      (297)                  (173)                (470)            (463)
    (2,938)               (33,186)             (36,124)         (33,717)
      (236)               (11,036)             (11,272)         (11,137)
    (1,528)               (45,647)             (47,175)         (46,162)
    (2,575)               (38,293)             (40,868)         (40,509)
       (94)                (2,814)              (2,908)          (2,749)
     5,110               (112,454)            (107,344)        (104,447)
       (22)                  (654)                (676)            (578)
      (625)               (23,644)             (24,269)         (17,877)
    (1,107)                (3,189)              (4,296)            (986)
       704                  3,467                4,171            6,388
        --                     --                   --            1,226
    (1,625)               (14,783)             (16,408)         (16,343)
      (937)                (5,584)              (6,521)          (6,672)
    (3,644)                (2,812)              (6,456)          (5,991)
       976                    573                1,549            2,155
       206                 (1,082)                (876)             291


                                      Northwestern Mutual Variable Life Account

 Financial Statements


Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)


                                                                        Operations
                                                 -------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division.................    $  (623)     $  (891)    $  33,526       $  32,012
T. Rowe Price Small Cap Value Division..........       (188)         201        10,725          10,738
Aggressive Growth Stock Division................     (1,680)      (5,832)       69,733          62,221
International Growth Division...................         44          (22)        2,841           2,863
Franklin Templeton International Equity Division      2,099       (1,700)       70,906          71,305
AllianceBernstein Mid Cap Value Division #......          6           43           319             368
Index 400 Stock Division........................        152         (235)       28,826          28,743
Janus Capital Appreciation Division #...........         (4)          32           207             235
Growth Stock Division...........................        475       (4,730)       41,613          37,358
Large Cap Core Stock Division...................        462       (2,807)       30,073          27,728
Capital Guardian Domestic Equity Division.......        393         (111)        8,718           9,000
T. Rowe Price Equity Income Division #..........         36           39           393             468
Index 500 Stock Division........................      3,997           61       114,875         118,933
Asset Allocation Division.......................        212          (25)        2,223           2,410
Balanced Division...............................      5,907         (501)       32,210          37,616
High Yield Bond Division........................       (150)      (1,078)       11,836          10,608
Select Bond Division............................      2,907        2,745        (1,552)          4,100
Money Market Division...........................        855           --            --             855
Fidelity VIP Mid Cap Division #.................         (8)          41           548             581
Russell Multi-Style Equity Division.............        174       (1,818)       21,714          20,070
Russell Aggressive Equity Division..............       (161)      (1,673)       17,264          15,430
Russell Non-U.S. Division.......................      1,123       (1,188)       15,804          15,739
Russell Core Bond Division......................      1,200        1,353          (425)          2,128
Russell Real Estate Securities Division.........      1,903          267        10,286          12,456

Year Ended December 31, 2002
Small Cap Growth Stock Division.................    $  (374)     $  (736)    $ (17,491)      $ (18,601)
T. Rowe Price Small Cap Value Division..........         32          172        (2,018)         (1,814)
Aggressive Growth Stock Division................     (1,320)      (2,733)      (59,041)        (63,094)
International Growth Division...................          7         (297)         (173)           (463)
Franklin Templeton International Equity Division      2,407       (2,938)      (33,186)        (33,717)
Index 400 Stock Division........................        135         (236)      (11,036)        (11,137)
Growth Stock Division...........................      1,013       (1,528)      (45,647)        (46,162)
Large Cap Core Stock Division...................        359       (2,575)      (38,293)        (40,509)
Capital Guardian Domestic Equity Division.......        159          (94)       (2,814)         (2,749)
Index 500 Stock Division........................      2,897        5,110      (112,454)       (104,447)
Asset Allocation Division.......................         98          (22)         (654)           (578)
Balanced Division...............................      6,392         (625)      (23,644)        (17,877)
High Yield Bond Division........................      3,310       (1,107)       (3,189)           (986)
Select Bond Division............................      2,217          704         3,467           6,388
Money Market Division...........................      1,226           --            --           1,226
Russell Multi-Style Equity Division.............         65       (1,625)      (14,783)        (16,343)
Russell Aggressive Equity Division..............       (151)        (937)       (5,584)         (6,672)
Russell Non-U.S. Division.......................        465       (3,644)       (2,812)         (5,991)
Russell Core Bond Division......................        606          976           573           2,155
Russell Real Estate Securities Division.........      1,167          206        (1,082)            291

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

                              Equity Transactions                                                 Equity
--------------------------------------------------------------------------------            ------------------
                                                                     Increase
                                            Transfers  Transfers  (Decrease) in     Net
               Policy Loans,                from Other  to Other  Equity Derived  Increase  Beginning   End
Policyowners' Surrenders, and Mortality and Divisions  Divisions   from Equity   (Decrease)    of        of
Net Payments  Death Benefits   Other (net)  or Sponsor or Sponsor  Transactions  in Equity   Period    Period
--------------------------------------------------------------------------------------------------------------

  $ 27,434       $ (9,924)      $ (5,738)    $19,899   $ (13,246)    $18,425      $ 50,437  $ 88,739  $139,176
     7,786         (1,952)        (1,727)     16,289      (5,684)     14,712        25,450    23,643    49,093
    60,234        (23,756)       (13,144)     24,161     (25,415)     22,080        84,301   245,570   329,871
     1,787           (409)          (395)      7,087      (2,032)      6,038         8,901     4,429    13,330
    39,949        (15,249)        (9,144)     21,577     (12,400)     24,733        96,038   163,460   259,498
       157            (17)           (39)      2,883        (218)      2,766         3,134        --     3,134
    20,801         (7,075)        (4,639)     19,312      (8,557)     19,842        48,585    71,919   120,504
        57            (11)           (29)      2,616        (463)      2,170         2,405        --     2,405
    50,569        (17,909)       (10,550)     22,213     (18,323)     26,000        63,358   186,888   250,246
    29,172        (10,449)        (5,860)     11,799     (11,558)     13,104        40,832   110,027   150,859
     6,504         (1,333)        (1,360)     14,259      (4,575)     13,495        22,495    18,831    41,326
       103            (21)           (56)      4,815        (279)      4,562         5,030        --     5,030
   100,972        (34,018)       (21,978)     44,892     (28,934)     60,934       179,867   392,362   572,229
     3,039           (804)          (603)      7,018      (1,444)      7,206         9,616     7,900    17,516
    33,357        (14,745)        (8,943)     18,756     (13,440)     14,985        52,601   209,313   261,914
     7,849         (2,601)        (2,190)     12,672      (7,086)      8,644        19,252    32,717    51,969
    16,297         (5,347)        (4,256)     31,858     (25,381)     13,171        17,271    75,496    92,767
   163,443        (17,489)       (12,821)     56,729    (186,977)      2,885         3,740   119,904   123,644
       203            (27)           (52)      4,423        (744)      3,803         4,384        --     4,384
    19,042         (6,524)        (4,144)     15,128      (5,824)     17,678        37,748    62,079    99,827
     8,625         (3,111)        (1,995)     25,231     (18,789)      9,961        25,391    30,118    55,509
    10,589         (3,623)        (2,181)      8,442      (3,681)      9,546        25,285    35,554    60,839
     4,050         (1,346)        (2,035)      8,251     (12,046)     (3,126)         (998)   34,723    33,725
     8,375         (2,861)        (2,047)     13,386      (6,600)     10,253        22,709    28,893    51,602

  $ 28,498       $ (7,487)      $ (5,498)    $20,009   $ (10,825)    $24,697      $  6,096  $ 82,643  $ 88,739
     4,209           (708)          (738)     20,173      (3,781)     19,155        17,341     6,302    23,643
    67,922        (20,224)       (13,292)     30,778     (31,416)     33,768       (29,326)  274,896   245,570
       808           (158)          (147)      6,020      (2,767)      3,756         3,293     1,136     4,429
    43,862        (13,590)        (8,065)     22,387     (18,085)     26,509        (7,208)  170,668   163,460
    20,450         (4,145)        (3,916)     22,086      (6,096)     28,379        17,242    54,677    71,919
    56,456        (15,648)       (10,956)     24,065     (16,982)     36,935        (9,227)  196,115   186,888
    34,103         (9,579)        (6,256)     13,448     (12,836)     18,880       (21,629)  131,656   110,027
     3,500           (338)          (597)     15,134      (1,690)     16,009        13,260     5,571    18,831
   111,260        (33,947)       (21,509)     45,341     (30,043)     71,102       (33,345)  425,707   392,362
     1,179           (269)          (262)      6,375        (739)      6,284         5,706     2,194     7,900
    32,640        (14,335)        (6,804)     20,990     (13,327)     19,164         1,287   208,026   209,313
     7,500         (2,307)        (1,496)      6,166      (3,757)      6,106         5,120    27,597    32,717
    12,009         (3,313)        (2,922)     30,764     (10,812)     25,726        32,114    43,382    75,496
   192,709        (15,625)       (17,291)     51,384    (199,919)     11,258        12,484   107,420   119,904
    22,082         (4,487)        (3,993)     11,287      (7,331)     17,558         1,215    60,864    62,079
     9,224         (2,165)        (1,852)      8,160      (5,758)      7,609           937    29,181    30,118
    11,645         (2,408)        (1,943)     13,956     (12,413)      8,837         2,846    32,708    35,554
     5,412           (804)        (1,096)     13,069      (3,048)     13,533        15,688    19,035    34,723
     5,955         (1,897)        (1,256)     14,905      (4,872)     12,835        13,126    15,767    28,893


                                      Northwestern Mutual Variable Life Account

 Financial Highlights


Northwestern Mutual Variable Life Account
(For a unit outstanding during the period)


                                                                   Dividend
                                                                 Income as a % Expense Ratio,
                                            Unit Value(3),        of Average     Lowest to     Total Return(4),
Division                                   Lowest to Highest      Net Assets      Highest      Lowest to Highest
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $1.662679 to $ 20.745671     0.00%      .20% to .75%    32.13%  to  33.06%
  Year Ended 12/31/02.................. $1.258323 to $ 15.591407     0.15%      .20% to .75%  (18.99%) to (18.42%)
  Year Ended 12/31/01.................. $1.553320 to $ 19.112629     0.01%      .20% to .75%   (4.44%) to  (3.76%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/03.................. $1.276782 to $ 12.985287     0.00%      .20% to .75%    34.21%  to  35.15%
  Year Ended 12/31/02.................. $0.951303 to $  9.607906     0.72%      .20% to .75%   (6.24%) to  (5.58%)
  Period Ended 12/31/01................ $1.014592 to $ 10.175772     0.42%      .20% to .75%     1.46%  to   1.76%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $1.814891 to $ 47.932675     0.00%      .20% to .75%    23.83%  to  24.69%
  Year Ended 12/31/02.................. $1.464237 to $ 38.441232     0.09%      .20% to .75%  (21.70%) to (21.15%)
  Year Ended 12/31/01.................. $1.868189 to $ 48.753408    21.57%      .20% to .75%  (20.44%) to (19.87%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $1.085420 to $ 11.039080     1.06%      .20% to .75%    38.02%  to  38.99%
  Year Ended 12/31/02.................. $0.786402 to $  7.942434     0.78%      .20% to .75%  (12.95%) to (12.34%)
  Period Ended 12/31/01................ $0.903343 to $  9.060000     0.00%      .20% to .75%   (9.67%) to  (9.40%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $1.465045 to $  2.471833     1.64%      .20% to .75%    39.49%  to  40.46%
  Year Ended 12/31/02.................. $1.216308 to $  1.759773     1.99%      .20% to .75%  (17.98%) to (17.40%)
  Year Ended 12/31/01.................. $1.481423 to $  2.130553    10.20%      .20% to .75%  (14.60%) to (14.00%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................ $1.325376 to $ 13.315544     1.14%      .20% to .75%    32.54%  to  33.16%
Index 400 Stock
  Year Ended 12/31/03.................. $1.294360 to $ 15.159273     0.70%      .20% to .75%    34.08%  to  35.01%
  Year Ended 12/31/02.................. $1.038438 to $ 11.227976     0.75%      .20% to .75%  (15.14%) to (14.54%)
  Year Ended 12/31/01.................. $1.223656 to $ 13.138452     1.13%      .20% to .75%   (1.35%) to  (0.65%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................ $1.193442 to $ 11.990097     0.09%      .20% to .75%    19.34%  to  19.90%
Growth Stock
  Year Ended 12/31/03.................. $1.908431 to $ 25.471804     0.79%      .20% to .75%    18.12%  to  18.94%
  Year Ended 12/31/02.................. $1.645371 to $ 21.414901     1.10%      .20% to .75%  (21.38%) to (20.83%)
  Year Ended 12/31/01.................. $2.090785 to $ 27.049526     4.25%      .20% to .75%  (14.82%) to (14.22%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $1.085867 to $ 20.737771     0.94%      .20% to .75%    23.19%  to  24.05%
  Year Ended 12/31/02.................. $1.296529 to $ 16.717038     0.90%      .20% to .75%  (28.70%) to (28.20%)
  Year Ended 12/31/01.................. $1.816535 to $ 23.281928     3.45%      .20% to .75%   (8.42%) to  (7.77%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $1.018090 to $ 10.354264     1.88%      .20% to .75%    33.48%  to  34.41%
  Year Ended 12/31/02.................. $0.762737 to $  7.703469     1.77%      .20% to .75%  (21.79%) to (21.24%)
  Period Ended 12/31/01................ $0.975250 to $  9.781208     0.73%      .20% to .75%   (2.48%) to  (2.19%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................ $1.230617 to $ 12.363579     2.79%      .20% to .75%    23.06%  to  23.64%
Index 500 Stock
  Year Ended 12/31/03.................. $2.081264 to $ 45.268617     1.43%      .20% to .75%    27.54%  to  28.43%
  Year Ended 12/31/02.................. $1.630187 to $ 35.246385     1.30%      .20% to .75%  (22.61%) to (22.07%)
  Year Ended 12/31/01.................. $2.104460 to $ 45.228886     4.26%      .20% to .75%  (12.50%) to (11.88%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $1.042045 to $ 10.598020     2.23%      .20% to .75%    19.79%  to  20.63%
  Year Ended 12/31/02.................. $0.869901 to $  8.785751     2.35%      .20% to .75%  (10.88%) to (10.26%)
  Period Ended 12/31/01................ $0.976111 to $  9.789803     1.19%      .20% to .75%   (2.39%) to  (2.10%)
Balanced
  Year Ended 12/31/03.................. $1.923623 to $ 99.686821     3.15%      .20% to .75%    17.17%  to  17.99%
  Year Ended 12/31/02.................. $1.640075 to $ 84.486469     3.70%      .20% to .75%   (8.18%) to  (7.54%)
  Year Ended 12/31/01.................. $1.784400 to $ 91.372736     7.58%      .20% to .75%   (3.83%) to  (3.15%)
High Yield Bond
  Year Ended 12/31/03.................. $0.908491 to $ 20.482734     0.21%      .20% to .75%    28.16%  to  29.06%
  Year Ended 12/31/02.................. $1.276280 to $ 15.870922    11.64%      .20% to .75%   (3.57%) to  (2.89%)
  Year Ended 12/31/01.................. $1.322201 to $ 16.343831    11.57%      .20% to .75%     4.29%  to   5.03%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

 Financial Highlights

(For a unit outstanding during the period)

                                                          Dividend
                                                        Income as a % Expense Ratio,
                                   Unit Value(3),        of Average     Lowest to     Total Return(4),
Division                          Lowest to Highest      Net Assets      Highest      Lowest to Highest
---------------------------------------------------------------------------------------------------------
Select Bond
  Year Ended 12/31/03......... $1.423053 to $127.939501     3.78%      .20% to .75%     4.76%  to   5.49%
  Year Ended 12/31/02......... $1.624374 to $121.279756     4.23%      .20% to .75%    11.31%  to  12.09%
  Year Ended 12/31/01......... $1.457873 to $108.200259     5.07%      .20% to .75%     9.59%  to  10.37%
Money Market
  Year Ended 12/31/03......... $1.035206 to $ 34.553668     1.22%      .20% to .75%     0.53%  to   1.23%
  Year Ended 12/31/02......... $1.339422 to $ 34.132616     1.63%      .20% to .75%     0.95%  to   1.65%
  Year Ended 12/31/01......... $1.325528 to $ 33.577318     3.73%      .20% to .75%     3.19%  to   3.92%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03....... $1.400160 to $ 14.066904     0.00%      .20% to .75%    40.02%  to  40.67%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.754341 to $ 11.740732     0.70%      .20% to .75%    27.96%  to  28.86%
  Year Ended 12/31/02......... $0.589495 to $  6.221208     0.58%      .20% to .75%  (23.72%) to (23.19%)
  Year Ended 12/31/01......... $0.772852 to $  8.099453     2.00%      .20% to .75%  (14.81%) to (14.21%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $1.163121 to $ 13.489469     0.11%      .20% to .75%    44.59%  to  45.60%
  Year Ended 12/31/02......... $0.804447 to $  8.707578     0.00%      .20% to .75%  (19.62%) to (19.06%)
  Year Ended 12/31/01......... $1.000805 to $ 10.757522     0.11%      .20% to .75%   (3.05%) to  (2.36%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.948548 to $ 10.238075     2.98%      .20% to .75%    37.82%  to  38.79%
  Year Ended 12/31/02......... $0.688244 to $  7.095865     1.79%      .20% to .75%  (15.74%) to (15.15%)
  Year Ended 12/31/01......... $0.816787 to $  8.362558     0.67%      .20% to .75%  (22.58%) to (22.03%)
Russell Core Bond
  Year Ended 12/31/03......... $1.329405 to $ 13.532112     3.47%      .20% to .75%     5.41%  to   6.15%
  Year Ended 12/31/02......... $1.261197 to $ 12.748590     2.67%      .20% to .75%     3.08%  to   3.80%
  Year Ended 12/31/01......... $1.166871 to $ 11.713217     5.52%      .20% to .75%     7.08%  to   7.84%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.782914 to $ 18.123797     5.39%      .20% to .75%    36.26%  to  37.21%
  Year Ended 12/31/02......... $1.308500 to $ 13.208871     5.44%      .20% to .75%     8.08%  to   8.84%
  Year Ended 12/31/01......... $1.269394 to $ 12.725061     5.23%      .20% to .75%     6.65%  to   7.41%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      Northwestern Mutual Variable Life Account

Notes to Financial Statements


Northwestern Mutual Variable Life Account
December 31, 2003

Note 1 -- Northwestern Mutual Variable Life Account ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "NM") used to fund variable life insurance policies.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of Funds' shares is identified cost. Purchase and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- -------
           Small Cap Growth Stock................. $ 30,041  $12,264
           T. Rowe Price Small Cap Value..........   17,350    2,831
           Aggressive Growth Stock................   48,755   28,372
           International Growth...................    6,716      626
           Franklin Templeton International Equity   45,771   18,741
           AllianceBernstein Mid Cap Value........    2,851       51
           Index 400 Stock........................   28,703    8,735
           Janus Capital Appreciation.............    2,217       46
           Growth Stock...........................   47,883   21,459
           Large Cap Core Stock...................   26,082   12,538
           Capital Guardian Domestic Equity.......   16,140    2,248
           T. Rowe Price Equity Income............    4,686       65
           Index 500 Stock........................  108,689   41,261
           Asset Allocation.......................    8,575    1,162
           Balanced...............................   38,532   17,672
           High Yield Bond........................   11,970    3,477
           Select Bond............................   25,233    7,341
           Money Market...........................   40,778   37,052
           Fidelity VIP Mid Cap...................    3,883       86
           Russell Multi-Style Equity.............   26,298    8,427
           Russell Aggressive Equity..............   13,761    3,959
           Russell Non-U.S........................   15,290    4,602
           Russell Core Bond......................    3,322    4,645
           Russell Real Estate Securities.........   15,906    3,760

Note 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable CompLife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for Variable Executive Life policies issued on or after March 2, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .32% thereafter for policies with the Cash Value Amendment, or .30% thereafter for policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies issued on or after December 10, 1998 is determined monthly at an annual rate of .20% of the amounts invested in the Account for the Policy. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies this cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies the cost reflects expected mortality costs based upon actual experience.

Note 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable CompLife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life

Northwestern Mutual Variable Life Account

 Notes to Financial Statements


policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Note 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable CompLife policies only.

Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                                      Net
                                                   Units   Units    Increase
                                                   Issued Redeemed (Decrease)
  ---------------------------------------------------------------------------

  Year Ended December 31, 2003
  Small Cap Growth Stock Division................. 19,518   7,767    11,751
  T. Rowe Price Small Cap Value Division.......... 13,219   2,089    11,130
  Aggressive Growth Stock Division................ 28,858  15,092    13,766
  International Growth Division...................  5,512     545     4,967
  Franklin Templeton International Equity Division 28,643  11,477    17,166
  AllianceBernstein Mid Cap Value Division #......  1,859      28     1,831
  Index 400 Stock Division........................ 21,656   6,417    15,239
  Janus Capital Appreciation Division #...........  1,756      38     1,718
  Growth Stock Division........................... 24,361  10,438    13,923
  Large Cap Core Stock Division................... 16,288   7,413     8,875
  Capital Guardian Domestic Equity Division....... 14,784   1,962    12,822
  T. Rowe Price Equity Income Division #..........  3,184      45     3,139
  Index 500 Stock Division........................ 48,109  18,742    29,367
  Asset Allocation Division.......................  7,099     881     6,218
  Balanced Division............................... 13,284   5,007     8,277
  High Yield Bond Division........................  6,953   2,035     4,918
  Select Bond Division............................  9,860   3,417     6,443
  Money Market Division........................... 24,722  24,254       468
  Fidelity VIP Mid Cap Division #.................  2,438      48     2,390
  Russell Multi-Style Equity Division............. 34,575  10,681    23,894
  Russell Aggressive Equity Division.............. 12,760   3,541     9,219
  Russell Non-U.S. Division....................... 16,087   4,949    11,138
  Russell Core Bond Division......................  4,233   1,627     2,606
  Russell Real Estate Securities Division.........  8,150   2,163     5,987

  Year Ended December 31, 2002
  Small Cap Growth Stock Division................. 21,879   5,762    16,117
  T. Rowe Price Small Cap Value Division.......... 16,289     940    15,349
  Aggressive Growth Stock Division................ 31,706  11,971    19,735
  International Growth Division...................  3,807     217     3,590
  Franklin Templeton International Equity Division 27,941   9,938    18,003
  Index 400 Stock Division........................ 25,275   4,282    20,993
  Growth Stock Division........................... 26,801   8,696    18,105
  Large Cap Core Stock Division................... 18,061   6,580    11,481
  Capital Guardian Domestic Equity Division....... 14,522     514    14,008
  Index 500 Stock Division........................ 51,427  17,640    33,787
  Asset Allocation Division.......................  5,076     233     4,843
  Balanced Division............................... 15,354   4,320    11,034
  High Yield Bond Division........................  5,744   1,807     3,937
  Select Bond Division............................ 15,933   1,922    14,011
  Money Market Division........................... 46,015  38,122     7,893
  Russell Multi-Style Equity Division............. 29,772   7,757    22,015
  Russell Aggressive Equity Division.............. 10,595   2,767     7,828
  Russell Non-U.S. Division....................... 13,195   3,672     9,523
  Russell Core Bond Division......................  4,535     771     3,764
  Russell Real Estate Securities Division......... 10,466   1,648     8,818

#  The initial investment in this Division was made on May 1, 2003.

The changes in units outstanding do not include Variable Life policies issued before October 11, 1995.

                                      Northwestern Mutual Variable Life Account

 Notes to Financial Statements



Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                             Variable Life Policies
                                                Issued Before
                                               October 11, 1995
                                                  Equity of:
                                             ----------------------  Total
     Division                                Policyowners    NM      Equity
     -----------------------------------------------------------------------
     Small Cap Growth Stock.................   $ 10,037    $   374  $ 10,411
     T. Rowe Price Small Cap Value..........      5,377        192     5,569
     Aggressive Growth Stock................     52,337      2,487    54,824
     International Growth...................        960         29       989
     Franklin Templeton International Equity     43,982      1,923    45,905
     AllianceBernstein Mid Cap Value........        433         18       451
     Index 400 Stock........................      8,512        283     8,795
     Janus Capital Appreciation.............        149          3       152
     Growth Stock...........................     26,543      1,212    27,755
     Large Cap Core Stock...................     20,123      1,025    21,148
     Capital Guardian Domestic Equity.......      5,216        235     5,451
     T. Rowe Price Equity Income............        875         42       917
     Index 500 Stock........................    103,700      3,702   107,402
     Asset Allocation.......................      2,888         98     2,986
     Balanced...............................    138,824      3,316   142,140
     High Yield Bond........................      5,944        259     6,203
     Select Bond............................     12,601        428    13,029
     Money Market...........................      8,582        229     8,811
     Fidelity VIP Mid Cap...................        808         24       832
     Russell Multi-Style Equity.............      4,494        164     4,658
     Russell Aggressive Equity..............      3,411        117     3,528
     Russell Non-U.S........................      3,282        117     3,399
     Russell Core Bond......................      1,598         71     1,669
     Russell Real Estate Securities.........      3,927        118     4,045
                                               --------    -------  --------
                                               $464,603    $16,466  $481,069
                                               ========    =======  ========

                                              Variable Complife
                                            Policies Issued On or After
                                              October 11, 1995
                                                 Equity of:
                                            ---------------------------   Total
    Division                                Policyowners       NM         Equity
    ------------------------------------------------------------------------------
    Small Cap Growth Stock.................  $  102,674     $ 17,191    $  119,865
    T. Rowe Price Small Cap Value..........      33,154        5,476        38,630
    Aggressive Growth Stock................     233,096       31,656       264,752
    International Growth...................       8,404        1,615        10,019
    Franklin Templeton International Equity     178,279       23,978       202,257
    AllianceBernstein Mid Cap Value........       2,082          318         2,400
    Index 400 Stock........................      86,805       14,238       101,043
    Janus Capital Appreciation.............       1,774          255         2,029
    Growth Stock...........................     180,341       26,255       206,596
    Large Cap Core Stock...................     107,668       14,939       122,607
    Capital Guardian Domestic Equity.......      26,073        4,459        30,532
    T. Rowe Price Equity Income............       3,357          480         3,837
    Index 500 Stock........................     374,316       52,932       427,248
    Asset Allocation.......................      11,007        1,911        12,918
    Balanced...............................      95,495       13,653       109,148
    High Yield Bond........................      36,223        4,778        41,001
    Select Bond............................      52,974        7,610        60,584
    Money Market...........................      79,177       20,379        99,556
    Fidelity VIP Mid Cap...................       2,812          513         3,325
    Russell Multi-Style Equity.............      66,307       11,393        77,700
    Russell Aggressive Equity..............      38,262        6,215        44,477
    Russell Non-U.S........................      39,223        6,438        45,661
    Russell Core Bond......................      12,751        2,178        14,929
    Russell Real Estate Securities.........      36,101        5,937        42,038
                                             ----------      --------   ----------
                                             $1,808,355     $274,797    $2,083,152
                                             ==========      ========   ==========


Northwestern Mutual Variable Life Account

 Notes to Financial Statements



                                         Variable Executive   Variable Joint
                                           Life Policies      Life Policies
                                         Issued On or After Issued On or After
                                           March 2, 1998    December 10, 1998
 Division                                   Total Equity       Total Equity
 -----------------------------------------------------------------------------
 Small Cap Growth Stock.................      $  3,001           $  5,900
 T. Rowe Price Small Cap ValueTotal.....         1,630              3,264
 Aggressive Growth Stock................         4,588              5,707
 International Growth...................         1,271              1,051
 Franklin Templeton International Equity         4,867              6,469
 AllianceBernstein Mid Cap Value........            72                211
 Index 400 Stock........................         4,000              6,667
 Janus Capital Appreciation.............           174                 49
 Growth Stock...........................         8,218              7,676
 Large Cap Core Stock...................         3,344              3,761
 Capital Guardian Domestic Equity.......         1,667              3,675
 T Rowe Price Equity Income.............            67                209
 Index 500 Stock........................        11,220             26,359
 Asset Allocation.......................           546              1,067
 Balanced...............................         3,485              7,141
 High Yield Bond........................         3,360              1,405
 Select Bond............................        14,416              4,737
 Money Market...........................         8,517              6,759
 Fidelity VIP Mid Cap...................            18                209
 Russell Multi-Style Equity.............        11,590              5,879
 Russell Aggressive Equity..............         5,101              2,403
 Russell Non-U S........................         8,104              3,675
 Russell Core Bond......................        16,238                889
 Russell Real Estate Securities.........         2,610              2,910
                                              --------           --------
                                              $118,104           $108,072
                                              ========           ========

                                      Northwestern Mutual Variable Life Account

 Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Portfolio, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
January 28, 2004

Accountants' Report

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                December 31,
                                          -----------------------
                                             2003         2002
                                          ----------   ----------
Assets:
   Bonds                                  $   55,571   $   50,597
   Common and preferred stocks                 6,577        4,902
   Mortgage loans                             16,426       15,692
   Real estate                                 1,481        1,503
   Policy loans                                9,546        9,292
   Other investments                           4,851        4,242
   Cash and temporary investments              2,594        1,814
                                          ----------   ----------
      Total investments                       97,046       88,042
   Due and accrued investment income           1,126        1,100
   Net deferred tax assets                     1,198        1,887
   Deferred premium and other assets           1,790        1,660
   Separate account assets                    12,662       10,246
                                          ----------   ----------
      Total assets                        $  113,822   $  102,935
                                          ==========   ==========
Liabilities and Surplus:
   Reserves for policy benefits           $   81,280   $   74,880
   Policyowner dividends payable               3,770        3,765
   Interest maintenance reserve                  815          521
   Asset valuation reserve                     2,568        1,268
   Income taxes payable                          737          777
   Other liabilities                           4,443        4,261
   Separate account liabilities               12,662       10,246
                                          ----------   ----------
      Total liabilities                      106,275       95,718
   Surplus                                     7,547        7,217
                                          ----------   ----------
      Total liabilities and surplus       $  113,822   $  102,935
                                          ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Revenue:
   Premiums                               $   10,307    $  10,108   $    9,447
   Net investment income                       5,737        5,477        5,431
   Other income                                  501          439          467
                                          ----------   ----------   ----------
      Total revenue                           16,545       16,024       15,345
                                          ----------   ----------   ----------
Benefits and expenses:
   Benefit payments to policyowners
    and beneficiaries                          4,079        3,902        3,808
   Net additions to policy benefit
    reserves                                   6,260        6,186        5,367
   Net transfers to separate accounts            288          242          502
                                          ----------   ----------   ----------
      Total benefits                          10,627       10,330        9,677
   Commissions and operating expenses          1,690        1,580        1,453
                                          ----------   ----------   ----------
      Total benefits and expenses             12,317       11,910       11,130
                                          ----------   ----------   ----------
Gain from operations before dividends
 and taxes                                     4,228        4,114        4,215
Policyowner dividends                          3,765        3,792        3,651
                                          ----------   ----------   ----------
Gain from operations before taxes                463          322          564
Income tax expense (benefit)                     (90)        (442)         173
                                          ----------   ----------   ----------
Net gain from operations                         553          764          391
Net realized capital gains (losses)              139         (606)         259
                                          ----------   ----------   ----------
      Net income                          $      692    $     158   $      650
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Beginning of year balance                 $    7,217   $    6,892   $    5,896
   Net income                                    692          158          650
   Change in net unrealized capital
    gains (losses)                             1,171         (517)        (555)
   Change in net deferred income tax            (137)          44           73
   Change in nonadmitted assets and
    other                                        (96)        (126)        (124)
   Change in reserve valuation bases
    (Note 5)                                      --           --          (61)
   Change in asset valuation reserve          (1,300)         766          264
   Cumulative effect of changes in
    accounting principles (Note 15)               --           --          749
                                          ----------   ----------   ----------
      Net change in surplus                      330          325          996
                                          ----------   ----------   ----------
      End of year balance                 $    7,547   $    7,217   $    6,892
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Cash flows from operating activities:
   Premiums and other income received     $    6,984   $    6,947   $    6,607
   Investment income received                  5,727        5,224        5,328
   Disbursement of policy loans, net
    of repayments                               (254)        (264)        (524)
   Payments to policyowners and
    beneficiaries                             (4,312)      (4,130)      (3,996)
   Net transfers to separate accounts           (284)        (257)        (534)
   Commissions, expenses and taxes paid       (1,637)      (1,855)      (1,698)
                                          ----------   ----------   ----------
         Net cash provided by operating
          activities                           6,224        5,665        5,183
                                          ----------   ----------   ----------
Cash flows from investing activities:
   Proceeds from investments sold or
    matured:
      Bonds                                   75,838       60,865       35,318
      Common and preferred stocks              2,392        1,766       15,465
      Mortgage loans                           1,843        1,532        1,174
      Real estate                                356          468          244
      Other investments                        1,047        1,646          494
                                          ----------   ----------   ----------
                                              81,476       66,277       52,695
                                          ----------   ----------   ----------
   Cost of investments acquired:
      Bonds                                   79,994       67,398       38,915
      Common and preferred stocks              2,708        2,003       15,014
      Mortgage loans                           2,534        2,005        2,003
      Real estate                                191          191          353
      Other investments                        1,387          748        1,106
                                          ----------   ----------   ----------
                                              86,814       72,345       57,391
                                          ----------   ----------   ----------
         Net cash applied to investing
          activities                          (5,338)      (6,068)      (4,696)
                                          ----------   ----------   ----------
Cash flows from financing and
 miscellaneous sources:
   Net deposits on deposit-type
    contract funds and other
    liabilities without life or
    disability contingencies                     142          249          203
   Other cash provided (applied)                (248)         (50)         111
                                          ----------   ----------   ----------
         Net cash provided by
          financing and other
          activities:                           (106)         199          314
                                          ----------   ----------   ----------
         Net increase (decrease) in
          cash and temporary
           investments                           780         (204)         801
Cash and temporary investments,
 beginning of year                             1,814        2,018        1,217
                                          ----------   ----------   ----------
            Cash and temporary
             investments, end of year     $    2,594   $    1,814   $    2,018
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments
     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans
     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments
     Other investments consist primarily of real estate joint ventures, partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), leveraged leases and unconsolidated non-insurance subsidiaries. These investments are valued based on the equity method of accounting, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their valuation in the financial statements.

     Temporary Investments
     Temporary investments represent securities that had maturities of one year or less at purchase, and are reported at amortized cost, which approximates fair value.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Net Investment Income
     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships, and unconsolidated subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve
     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

     Investment Capital Gains and Losses
     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships, and unconsolidated subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve
     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts
     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue
     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income
     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries
     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits
     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses
     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software
     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $25 million and $20 million at December 31, 2003 and 2002, respectively, are reported in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $56 million and $48 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $42 million, $27 million and $14 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Furniture and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $6 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Policyowner Dividends
     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets
     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and furniture, fixtures, equipment, and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications
     Certain financial statement balances have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds
     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the estimated yield-to-maturity of such securities.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2003 and 2002 were as follows:

December 31, 2003                     Reconciliation to Estimated Fair Value
----------------------------   -------------------------------------------------
                                               Gross        Gross      Estimated
                                Statement   Unrealized   Unrealized      Fair
                                  Value        Gains       Losses        Value
                               ----------   ----------   ----------   ----------
                                                (in millions)
U.S. Government                $    9,233   $      476   $      (42)  $    9,667
States, territories and
 possessions                          374           56           (4)         426
Special revenue and
 assessments                       10,037          253          (41)      10,249
Public utilities                    2,516          213           (6)       2,723
Banks, trust and insurance
 companies                          3,227           82          (24)       3,285
Industrial and miscellaneous       30,184        2,303         (241)      32,246
                               ----------   ----------   ----------   ----------
   Total                       $   55,571   $    3,383   $     (358)  $   58,596
                               ==========   ==========   ==========   ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

December 31, 2002                    Reconciliation to Estimated Fair Value
----------------------------   -------------------------------------------------
                                               Gross        Gross      Estimated
                                Statement   Unrealized   Unrealized      Fair
                                  Value        Gains       Losses        Value
                               ----------   ----------   ----------   ----------
                                                (in millions)
U.S. Government                $    8,933   $      531   $      (21)  $    9,443
States, territories and
 possessions                          396           61           --          457
Special revenue and
 assessments                        7,576          400           (1)       7,975
Public utilities                    2,501          251          (25)       2,727
Banks, trust and insurance
 companies                          1,355           71          (15)       1,411
Industrial and miscellaneous       29,836        2,150         (688)      31,298
                               ----------   ----------   ----------   ----------
   Total                       $   50,597   $    3,464   $     (750)  $   53,311
                               ==========   ==========   ==========   ==========

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Statement   Estimated
                                            Value     Fair Value
                                         ----------   ----------
                                              (in millions)

Due in one year or less                  $      634   $      648
Due after one year through five years         8,593        9,105
Due after five years through ten years       13,775       14,819
Due after ten years                          14,349       15,402
                                         ----------   ----------
                                             37,351       39,974
Mortgage-backed and structured
 securities                                  18,220       18,622
                                         ----------   ----------
   Total                                 $   55,571   $   58,596
                                         ==========   ==========

     Common and Preferred Stocks
     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is used to value investments in common stock of unconsolidated subsidiaries.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Mortgage Loans
     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2003 were 8.5% and 3.6%, respectively, while these rates during 2002 were 8.2% and 5.0%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2003 and 2002 were 66% and 65%, respectively, with a maximum of 100% for any single loan during each of 2003 and 2002.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2003 and 2002, the reported value of mortgage loans was reduced by $13 million and $44 million, respectively, in valuation adjustments.

     Real Estate
     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At both December 31, 2003 and 2002 there was no valuation adjustment in determining the reported value of real estate investments.

     At December 31, 2003 and 2002, the reported value of real estate included $180 million and $124 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases
     Leveraged leases are reported in the financial statements at the present value of future minimum lease payments, plus the residual value of the leased asset. At December 31, 2003 and 2002, the reported value of leveraged leases was $513 million and $532 million, respectively. The reported value of leveraged leases at December 31, 2003 and 2002 was reduced by $0 and $108 million, respectively, to reflect a decline in value of certain aircraft leases that management considered to be other-than-temporary. The decline in value was charged against an existing valuation allowance and was not reported as a realized capital loss during 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                               For the year ended                 For the year ended                   For the year ended
                               December 31, 2003                  December 31, 2002                    December 31, 2001
                       --------------------------------  ------------------------------------  ----------------------------------
                                                 Net                                  Net                                 Net
                                              Realized                              Realized                            Realized
                        Realized   Realized     Gains     Realized     Realized      Gains      Realized    Realized     Gains
                         Gains      Losses    (Losses)     Gains        Losses      (Losses)     Gains       Losses     (Losses)
                       ---------  ---------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
                                                                     (in millions)
Bonds                  $   1,369  $    (861) $      508  $      950  $     (1,237) $     (287) $      537  $     (674) $     (137)
Common and
 preferred stocks            397       (402)         (5)        356          (619)       (263)        863        (569)        294
Mortgage loans                12         --          12          --            (4)         (4)         --         (10)        (10)
Real estate                  198         --         198         121            (3)        118          85         (11)         74
Other invested assets        145       (286)       (141)        158          (258)       (100)        296        (149)        147
                       ---------  ---------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
                       $   2,121  $  (1,549)        572  $    1,585  $     (2,121)       (536) $    1,781  $   (1,413)        368
                       =========  =========              ==========  ============              ==========  ==========
Less: IMR gains (losses)                            538                                   264                                  11
Less: Capital gains taxes (benefit)                (105)                                 (194)                                 98
                                             ----------                            ----------                          ----------
Net realized capital gains (losses)          $      139                            $     (606)                         $      259
                                             ==========                            ==========                          ==========

     Proceeds from the sale of bond investments totaled $83 billion, $53 billion and $30 billion for the years ended December 31, 2003, 2002, and 2001, respectively. Realized losses (before capital gains taxes) included $405 million, $588 million, and $457 million for the years ended December 31, 2003, 2002, and 2001, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2003, were as follows:

                                                  December 31, 2003
                       ----------------------------------------------------------------------
                        Decline For Less Than 12 Months    Decline For Greater Than 12 Months
                       ----------------------------------  ----------------------------------
                                      Fair                                Fair
                          Cost       Value     Difference     Cost       Value     Difference
                       ----------  ----------  ----------  ----------  ----------  ----------
                                                   (in millions)
Bonds                  $    9,051  $    8,804  $     (247) $    1,559  $    1,448  $     (111)
Common and
 preferred stocks             587         536         (51)        613         520         (93)
                       ----------  ----------  ----------  ----------  ----------  ----------
Total                  $    9,638  $    9,340  $     (298) $    2,172  $    1,968  $     (204)
                       ==========  ==========  ==========  ==========  ==========  ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in net unrealized investment gains and losses for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                 For the year ended December 31,
                             --------------------------------------
                                 2003         2002          2001
                             -----------  -------------  ----------
                                          (in millions)
Bonds                        $       188  $        (150) $      (15)
Common and preferred stocks        1,372           (436)       (699)
Other investments                    163           (172)       (193)
                             -----------  -------------  ----------
                                   1,723           (758)       (907)
Change in deferred taxes            (552)           241         352
                             -----------  -------------  ----------
                             $     1,171  $        (517) $     (555)
                             ===========  =============  ==========

     Securities Lending
     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2003 and 2002, unrestricted cash collateral held by the Company of $2.5 billion and $1.6 billion, respectively, is reported in cash and invested assets and the offsetting collateral liability of $2.5 billion and $1.6 billion, respectively, is reported in other liabilities in the consolidated statement of financial position. Additional non-cash collateral of $482 million and $389 million is held on the Company's behalf by a trustee at December 31, 2003 and 2002, respectively, and is not included in the consolidated statement of financial position.

     Repurchase Agreements
     The Company has entered into agreements whereby the Company sells and agrees to repurchase certain mortgage-backed securities. At December 31, 2002, the book value of securities subject to these agreements and included in the reported value of bonds was $1.0 billion, while the repurchase obligation liability of $1.0 billion was reported in other liabilities in the consolidated statement of financial position. Securities subject to these agreements had contractual maturities of 30 years at December 31, 2002 and a weighted average interest rate of 5.8%. There were no outstanding repurchase commitments at December 31, 2003.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and surplus of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Cash flow and fair value hedges that qualify for hedge accounting are accounted for in a manner consistent with the hedged item (e.g. amortized cost or fair value) whereas cash flow and fair value hedges that do not qualify for hedge accounting are accounted for at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2003 and 2002. A replication transaction is a derivative transaction entered into in

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     conjunction with other investment transactions in order to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31, effective January 1, 2003. Upon implementation the Company had the option of applying the new guidance to all derivatives to which the Company was a party to as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was considered to be immaterial.

     The Company held the following derivative positions at December 31, 2003 and 2002:

                                           December 31, 2003                   December 31, 2002
                                   ----------------------------------  ----------------------------------
                                    Carrying    Notional      Fair      Carrying    Notional      Fair
      Derivative Instrument          Value       Amount       Value       Value      Amount       Value
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                 (in millions)
Cash Flow Hedges:
-----------------
   Foreign currency swaps          $       --  $       36  $       (2) $       --  $       68  $        7
   Interest rate swaps                     --         473           6          (3)        442          (8)
   Swaptions                               23         521          25          12         358          12
   Interest rate floors                    13         775          38           8         625          41
Fair Value Hedges:
------------------
   Short equity futures                    --          --          --          --          --          --
   Fixed income futures                    --          --          --          --         365          --
   Foreign currency forward
    contracts                             (43)      1,029         (43)        (19)        567         (17)
   Credit default swaps                    --         203          (1)         --          67          --
   Commodity swaps                         --          --          --          --           5          (1)
Replications:
-------------
   Credit default swaps                    --         230          (2)         --          65          --
   Long fixed income futures               --          --          --          --          --          --
   Long equity futures                     --          28          --          --           9          --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to variable interest payments

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures contracts are fair value hedges that are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures contracts are fair value hedges used to mitigate interest rate risk for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to protect against a decrease in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are fair value hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Credit default swap replication transactions are used by the Company to create a fixed income investment through the use of derivatives and cash market instruments. These replication transactions, including the derivative component, are reported at amortized cost. During 2003 and 2002, the average fair value of such contracts was $0 and ($1) million, respectively. No realized gains or losses were recognized during 2003 or 2002 on the termination of such contracts.

     Long fixed income futures replication contracts are used by the Company to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During 2003 and 2002, the average fair value of such contracts was $0. Realized gains of $29 million and $5 million were recognized during 2003 and 2002 on the termination of such contracts.

     Long equity futures replication contracts are used by the Company to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     are terminated. During 2003 and 2002, the average fair value of such contracts was $0 and $73 million, respectively. Realized gains of $28 million and $10 million were recognized during 2003 and 2002, respectively, on the termination of such contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     General account reserves for policy benefits at December 31, 2003 and 2002 are summarized below:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
                                              (in millions)

Life insurance reserves                    $ 71,441   $ 65,605
Annuity reserves and deposit liabilities 4,940 4,607 Disability income and long-term care
 unpaid claims and claim reserves             3,083      2,907
Disability income active life reserves        1,801      1,757
Long-term care active life reserves              15          4
                                           --------   --------
   Total reserves for policy benefits      $ 81,280   $ 74,880
                                           --------   --------

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2003, the Company has $810 billion of total life insurance in-force, including $8.7 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations, see Note 2.

     At December 31, 2003 and 2002, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
Subject to discretionary withdrawal
   - with market value adjustment          $  1,354   $  1,386
   - without market value adjustment
                                              2,340      2,032
Not subject to discretionary withdrawal       1,246      1,189
                                           --------   --------
   Total                                   $  4,940   $  4,607
                                           ========   ========

     Unpaid claims and claim reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

     Reserves for unpaid claims, losses, and loss adjustment expenses on disability income and long-term care insurance were $3.1 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2003 and 2002.

                                           For the year ended
                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
                                              (in millions)

Balance at January 1                       $  2,907   $  2,701
Incurred related to:
   Current year                                 466        466
   Prior year                                    50         59
                                           --------   --------
      Total incurred                            516        525
Paid related to:
   Current year                                  17         17
   Prior year                                   323        302
                                           --------   --------
      Total paid                                340        319
                                           --------   --------
Balance at December 31                     $  3,083   $  2,907
                                           ========   ========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, lapses are not included in total terminations and reserves are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

     Deferred and uncollected premiums at December 31, 2003 and 2002 were as follows:

                         December 31, 2003    December 31, 2002
                        ------------------   ------------------
Type of Business         Gross       Net      Gross       Net
---------------------   --------   -------   --------   -------
                                    (in millions)
Ordinary new business   $    171   $    76   $    149   $    69
Ordinary renewal           1,461     1,191      1,409     1,145
                        --------   -------   --------   -------
                        $  1,632   $ 1,267   $  1,558   $ 1,214
                        ========   =======   ========   =======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity policies. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2003 and 2002:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
Subject to discretionary withdrawal
   - with market value adjustment          $ 10,524   $  8,442
   - without market value adjustment             --         --
Not subject to discretionary withdrawal       1,886      1,550
Non-policy liabilities                          252        254
                                           --------   --------
   Total                                   $ 12,662   $ 10,246
                                           ========   ========

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At both December 31, 2003 and 2002, general account reserves for policy benefits included $11 million attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2003 and 2002 were $1.2 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the Separate Accounts is reported in net transfers to separate accounts in the consolidated statement of operations, net of amounts received from the Separate Accounts to provide for policy benefit payments to variable product policyowners.

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2003, 2002 and 2001:

                                           For the year ended December 31,
                                           -------------------------------
                                             2003       2002        2001
                                           -------------------------------
                                                    (in millions)
From Separate Account Annual Statement:
   Transfers to Separate Accounts          $  1,224   $   1,341   $  1,419
   Transfers from Separate Accounts          (1,125)    (1,300)     (1,128)
                                           -------------------------------
                                                 99          41        291
Reconciling adjustments:
   Investment management and
    administrative charges                       73          65         72
   Mortality, breakage and taxes                116         136        139
                                           -------------------------------
      Net transfers to separate accounts   $    288   $     242   $    502
                                           ===============================

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. In 2003, the Company contributed $28 million to the qualified employee retirement plan. No contributions were required during 2002 or 2001.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2003 and 2002, and changes in assets and obligations for the years then ended, were as follows:

                                               Defined Benefit Plans    Postretirement Benefits
                                              -----------------------   -----------------------
                                                 2003         2002         2003         2002
                                              ----------   ----------   ----------   ----------
                                                                (in millions)
Fair value of plan assets at January 1        $    1,420   $    1,612   $       17   $       20
Changes in plan assets:
   Actual return on plan assets                      323         (161)           5           (2)
   Company contributions                              28           --           --           --
   Actual plan benefits paid                         (33)         (31)          (2)          (1)
                                              ----------   ----------   ----------   ----------
Fair value of plan assets at December 31      $    1,738   $    1,420   $       20   $       17
                                              ==========   ==========   ==========   ==========
Projected benefit obligation at January 1     $    1,499   $    1,367   $      131   $       96
Changes in benefit obligation:
   Service cost of benefits earned                    64           54           15           11
   Interest cost on projected obligations            103           95           10            8
   Projected plan benefits paid                      (38)         (34)          (9)          (8)
   Experience losses                                 101           17           19           24
                                              ----------   ----------   ----------   ----------
Projected benefit obligation at December 31   $    1,729   $    1,499   $      166   $      131
                                              ==========   ==========   ==========   ==========

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Asset mix is re-balanced regularly to maintain ratios of approximately 60% equities, 35% fixed income investments, and 5% cash equivalents. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is estimated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2003, 2002, and 2001:

                                           Defined Benefit Plans    Postretirement Benefits
                                           ---------------------    -----------------------
                                           2003    2002    2001      2003     2002    2001
                                           ---------------------    -----------------------
Discount rate                                6.5%    7.0%    7.0%      6.5%     7.0%    7.0%
Long-term rate of return on plan assets      8.0%    8.5%    9.0%      8.0%     8.5%    9.0%
Annual increase in compensation              4.5%    5.0%    5.0%      4.5%     5.0%    5.0%

     The projected benefit obligations for post-retirement benefits at December 31, 2003 and 2002 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Projected benefit obligations included $28 million and $12 million for non-vested employees at December 31, 2003 and 2002, respectively.

     Following is an aggregate reconciliation of the funded status of the plans to the net liability reported by the Company at December 31, 2003 and 2002:

                                               Defined Benefit Plans    Postretirement Benefits
                                              -----------------------   -----------------------
                                                 2003         2002         2003         2002
                                              ----------   ----------   ----------   ----------
                                                                (in millions)
Fair value of plan assets at December 31      $    1,738   $    1,420   $       20   $       17
Projected benefit obligation at December 31        1,729        1,499          166          131
 Funded status                                         9          (79)        (146)        (114)
                                              ----------   ----------   ----------   ----------
   Unrecognized net experience losses                368          516           43           29
   Unrecognized initial net asset                   (598)        (644)          --           --
   Nonadmitted asset                                 (76)         (58)          --           --
                                              ----------   ----------   ----------   ----------
Net pension liability                         $     (297)  $     (265)  $     (103)  $      (85)
                                              ==========   ==========   ==========   ==========

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to utilize the excess through amortization of this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

     The components of net periodic benefit costs for the years ended December 31, 2003, 2002, and 2001, were as follows:

                                                    Defined Benefit Plans        Postretirement Benefits
                                                 ---------------------------   ---------------------------
                                                   2003      2002      2001      2003      2002      2001
                                                 ---------------------------   ---------------------------
                                                                       (in millions)
Components of net periodic benefit cost:
   Service cost of benefits earned               $    64   $    54   $    50   $    15   $    11   $     7
   Interest cost on projected obligations            103        95        86        10         9         6
   Amortization of experience gains and losses        34         5        --         2         1        --
   Amortization of initial net asset                 (46)      (13)       --        --        --        --
   Expected return on plan assets                   (113)     (136)     (151)       (1)       (2)       (2)
                                                 ---------------------------   ---------------------------
      Net periodic expense (benefit)             $    42   $     5   ($   15)  $    26   $    19   $    11
                                                 ===========================   ===========================

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2003, 2002 and 2001 the Company expensed total contributions to these plans of $23 million, $22 million and $20 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to various reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life policy and a maximum of $35 million of coverage per joint life policy. The Company also participates in catastrophic risk sharing pools and has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2003 and 2002 were reported net of ceded reserves of $1.0 billion and $877 million, respectively.

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2003, 2002 and 2001 was as follows:

                            For the year ended December 31,
                         ------------------------------------
                            2003         2002         2001
                         ----------   ----------   ----------
                                     (in millions)

Direct premium revenue   $   10,959   $   10,706   $    9,995
Premiums ceded                 (652)        (598)        (548)
                         ----------   ----------   ----------
   Net premium revenue   $   10,307   $   10,108   $    9,447
                         ==========   ==========   ==========
Direct benefit expense       11,110       10,770       10,119
Benefits ceded                 (483)        (440)        (442)
                         ----------   ----------   ----------
   Net benefit expense   $   10,627   $   10,330   $    9,677
                         ==========   ==========   ==========

     In addition, the Company earned $184 million, $172 million and $161 million for the years ended December 31, 2003, 2002 and 2001, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are reported in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2003 and 2002, which were considered by management to be uncollectible.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

Northwestern Mutual Investment Services, LLC      Baird Holding Company
Northwestern International Holdings, Inc.         Frank Russell Company
NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
Northwestern Securities Holdings, LLC             NML - CBO, LLC
Northwestern Mutual Trust Company                 JYD, LLC
Chateau, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows:

                                                  December 31,
                                            -----------------------
                                               2003         2002        Change
                                            ----------   ----------   ---------
                                                 (in millions)
Deferred tax assets:
   Policy acquisition costs                 $      715   $      673   $      42
   Investment assets                               189          664        (475)
   Policy benefit liabilities                    1,751        1,769         (18)
   Benefit plan obligations                        252          223          29
   Guaranty fund assessments                        12           14          (2)
   Nonadmitted assets                               54           67         (13)
   Other                                            58           61          (3)
                                            -----------------------------------
      Gross deferred tax assets             $    3,031   $    3,471   $    (440)
                                            -----------------------------------
Deferred tax liabilities:
   Premium and other receivables            $      453   $      425   $      28
   Investment assets                             1,375        1,156         219
   Other                                             5            3           2
                                            -----------------------------------
      Gross deferred tax liabilities        $    1,833   $    1,584   $     249
                                            -----------------------------------
      Net deferred tax asset                $    1,198   $    1,887   $    (689)
                                            ===================================

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2003 and 2002, the Company's gross deferred tax assets did not exceed this limitation.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the Year Ended December 31,
                                            -----------------------------------
                                               2003       2002       2001
                                            ----------   ----------   ---------
                                                       (in millions)

Current year income tax                     $      (65)  $       26   $     170
Tax credits                                        (25)         (15)        (11)
Equity tax expense (benefit)                        --         (453)         14
                                            ----------   ----------   ---------
   Total current tax expense (benefit)      $      (90)  $     (442)  $     173
                                            ==========   ==========   =========

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary timing and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a current tax benefit during 2002. Barring any additional action by Congress, the equity tax is scheduled to be reinstated for the 2004 tax year.

     The Company's effective tax rates were 13%, 299%, and 21% for the years ended December 31, 2003, 2002, and 2001, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     Income taxes incurred in the current and prior years of $1.2 billion are available at December 31, 2003 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration based upon the financial performance of Russell from the date of acquisition through the five year period ended December 31, 2003. Through December 31, 2003 that contingent consideration had aggregated to approximately $143 million. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. This acquisition was accounted for using the statutory purchase method, and the investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is reported in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $958 million, representing the goodwill associated with the acquisition, including the impact on goodwill of contingent consideration. The Company has received permission from the OCI for this statutory accounting treatment, which is different than that required by the NAIC "Accounting Practices and Procedures Manual", which prescribes amortization of goodwill over the period in which the purchasing entity benefits economically, not to exceed 10 years.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates. The maximum exposure under these agreements totaled approximately $62 million at December 31, 2003 and was generally mitigated by the underlying net asset values of the affiliates. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.3 billion at December 31, 2003 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2003.

13.  Related Party Transactions

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. Realized capital gains (losses) of ($7) million were recognized in 2003 on the transfer of these assets.

     During 2001, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million for 2001 were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2003 and 2002 were as follows:

                                         December 31, 2003    December 31, 2002
                                        -------------------  -------------------
                                        Statement    Fair    Statement    Fair
                                          Value      Value     Value      Value
                                        ---------  --------  ---------  --------
                                                      (in millions)
Assets:
   Bonds                                $  55,571  $ 58,596  $  50,597  $ 53,311
   Common and preferred stocks              6,577     8,488      4,902     6,373
   Mortgage loans                          16,426    18,086     15,692    17,485
   Real estate                              1,481     2,122      1,503     2,181
   Policy loans                             9,546     9,839      9,292     9,628
   Other investments                        4,851     5,373      4,242     4,802
   Cash and short-term investments          2,594     2,594      1,814     1,814
Liabilities:
   Investment-type insurance reserves   $   3,989  $  3,759  $   3,737  $  3,562

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

15.  Codification of Statutory Accounting Principles

     Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new NAIC "Accounting Practices and Procedures Manual," subject to any variations prescribed or permitted by the OCI.

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported in the consolidated statement of changes in surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting             $       850
Pension plan liabilities                    (74)
Investment valuation changes, net           (27)
                                    -----------
                                    $       749
                                    ===========

[Letterhead of PricewaterhouseCoopers]
--------------------------------------------------------------------------------
                                             PricewaterhouseCoopers LLP
                                             100 East Wisconsin Ave., Suite 1500
     Report of Independent Auditors          Milwaukee, WI 53202
                                             Telephone: (414) 212 1600

     To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

     We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2003 and 2002, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2003 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in
     Note 1.

     As discussed in Note 15 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.


     /s/ PRICEWATERHOUSECOOPERS LLP
     January 26, 2004

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
DISTRIBUTION OF THE POLICIES.................................................B-2

EXPERTS......................................................................B-2

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-3
(as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-14
   (as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.................................B-15
(as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-41
   (as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

                                     PART C

                                OTHER INFORMATION
Item 27.  Exhibits

(a) Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account. Previously filed as Exhibit A(1) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(b)  Not Applicable.

(c) Distribution Agreement between NML Equity Services, Inc. (now Northwestern Mutual Investment Services, LLC) and The Northwestern Mutual Life Insurance Company. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(d) Form of each contract - The following exhibits were previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference:

     (1) Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MM17, with application

     (2) Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MP17, with application (for employers)

     (3) Single Premium Variable Whole Life Insurance Policy, MM16, with application

     (4) Single Premium Variable Whole Life Insurance Policy, MP16, with application (for employers)

     (5)  Form of notice of short-term cancellation right

     (6)  Forms of Optional Riders:

          (i)  Waiver of Premium Benefit
          (ii) Accidental Death Benefit
          (iii)Additional Purchase Benefit
          (iv) Term Insurance Benefit

     (7)  Form of Amendment to Variable Life and Variable EOL Form MM.305.(0593)

     (8)  Form of Amendment to Single Premium Variable Life Form MM.306.(0593)

     (9)  Form of Amendment to Variable Whole Life Form MM.305.(0594)

     (10) Form of Amendment to Variable Whole Life Form MM.305.(0594)

     (11) Form of Amendment to Variable Single Premium Life Form MM.306.(0594)

(d) Amendment to Variable Life and Variable EOL Policy. Previously filed as exhibit A(5)(a) with Post-Effective Amendment No. 21 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, CIK 0000742277, dated February 25, 1999, and incorporated herein by reference.

(e) Application forms included in Exhibits (d)(1) through (d)(4). Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(f) Articles of Incorporation of The Northwestern Mutual Life Insurance Company. Previously filed as Exhibit A(6)(a) with Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, CIK 0000742277, dated April 26, 1996, and incorporated herein by reference.

(f) Amended By-Laws of The Northwestern Mutual Life Insurance Company dated January 28, 1998. Previously filed as Exhibit A(6)(b) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and incorporated herein by reference.

(f) Amendment to By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(g) Form of Reinsurance Agreement. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(h)(1) Form of Participation Agreement Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company. Previously filed as Exhibit A(9)(a) with Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated February 25, 1999, and incorporated herein by reference.

(h)(2) Form of Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors and The Northwestern Mutual Life Insurance Company, filed as Exhibit (h)(2) with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated February 28, 2003, and incorporated herein by reference.

(i)    Not Applicable.

(j) Agreement among the Account and its Co-Depositors. Previously filed as Exhibit A(8) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(j) Description of Method of Computing Adjustment upon Conversion. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(k) Opinion and Consent of Peter W. Bruce, Esq. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Consent of PricewaterhouseCoopers LLP - Attached hereto.

(o)  Not Applicable.

(p)  Not Applicable.

(q) Memorandum describing the Depositor's issuance, transfer and redemption procedures for the Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, dated February 28, 2003, and incorporated herein by reference.

Item 28.  Directors and Officers of the Depositor

         The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES

Name                                            Business Address
----                                            -----------------
Edward E. Barr                                  Sun Chemical Corporation
                                                222 Bridge Plaza South
                                                Fort Lee, NJ  07024

John M. Bremer                                  The Northwestern Mutual Life
                                                  Insurance Company
                                                720 East Wisconsin Avenue
                                                Milwaukee, WI 53202

Peter W. Bruce                                  The Northwestern Mutual Life
                                                  Insurance Company
                                                720 East Wisconsin Avenue
                                                Milwaukee, WI 53202

Robert C. Buchanan                              Fox Valley Corporation
                                                100 West Lawrence Street
                                                P.O. Box 727
                                                Appleton, WI  54911

George A. Dickerman                             68 Normandy Road
                                                Longmeadow, MA  01106-1259

Pierre S. du Pont                               Richards, Layton & Finger
                                                P.O. Box 551
                                                1 Rodney Square
                                                Wilmington, DE 19899

James D. Ericson                                777 East Wisconsin Avenue
                                                Suite 3010
                                                Milwaukee, WI 53202

David A. Erne                                   Reinhart Boener Van Deuren sc
                                                1000 North Water Street
                                                Suite 2100
                                                Milwaukee, WI  53202

J.E. Gallegos                                   Gallegos Law Firm
                                                460 St. Michaels
                                                Drive Building 300
                                                Santa Fe, NM 87505

Stephen N. Graff                                805 Lone Tree Road
                                                Elm Grove, WI 53122-2014
                                      C-4

Patricia Albjerg Graham                         Graduate School of Education
                                                Harvard University
                                                420 Gutman
                                                Cambridge, MA  02138

James P. Hackett                                Steelcase Inc.
                                                901 - 44th Street
                                                Grand Rapids, MI  49508

Stephen F. Keller                               101 South Las Palmas Avenue
                                                Los Angeles, CA 90004

Barbara A. King                                 Landscape Structures, Inc.
                                                Route 3
                                                601-7th Street South
                                                Delano, MN 55328

Margery Kraus                                   APCO Worldwide
                                                1615 L Street, NW, Suite 900
                                                Washington, DC 20036

J. Thomas Lewis                                 228 St. Charles Avenue
                                                Suite 1024 New
                                                Orleans, LA 70130

Daniel F. McKeithan, Jr.                        Tamarack Petroleum Company, Inc.
                                                Suite 1920
                                                777 East Wisconsin Avenue
                                                Milwaukee, WI 53202

H. Mason Sizemore, Jr.                          2054 N.W. Blue Ridge Drive
                                                Seattle, WA 98177

Sherwood H. Smith, Jr.                          CP&L
                                                421 Fayetteville Street Mall
                                                P.O. Box 1551
                                                Raleigh, NC  27602

Peter M. Sommerhauser                           Godfrey & Kahn, S.C.
                                                780 North Water Street
                                                Milwaukee, WI 53202-3590

John E. Steuri                                  52 River Ridge Road
                                                Little Rock, AR 72227-1518

John J. Stollenwerk                             Allen-Edmonds Shoe Corporation
                                                201 East Seven Hills Road
                                                P.O. Box 998
                                                Port Washington, WI 53074-0998

Barry L. Williams                               Williams Pacific Ventures, Inc.
                                                109 Stevenson Street - 5th Floor
                                                San Francisco, CA 94105-3409

Kathryn D. Wriston                              c/o Shearman & Sterling
                                                599 Lexington Avenue, Room 1064
                                                New York, NY 10022

Edward J. Zore                                  The Northwestern Mutual Life
                                                  Insurance Company
                                                720 East Wisconsin Avenue
                                                Milwaukee, WI 53202

EXECUTIVE OFFICERS

Name                        Title
----                        -----
Edward J. Zore           President and Chief Executive Officer
John M. Bremer           Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce           Chief Insurance Officer
Deborah A. Beck          Executive Vice President (Planning and Technology)
William H. Beckley       Executive Vice President (Agencies)
Mason G. Ross            Executive Vice President and Chief Investment Officer
Mark G. Doll             Senior Vice President (Public Markets)
Richard L. Hall          Senior Vice President (Life Product)
William C. Koenig        Senior Vice President and Chief Actuary
Gregory C. Oberland      Senior Vice  President (Insurance Operations)
Barbara F. Piehler       Senior Vice  President  and Chief Information Officer
Gary A. Poliner          Senior Vice President & CFO
Marcia Rimai             Senior Vice  President (Marketing)
Charles D. Robinson      Senior Vice President (Investment Products
                          and Services)
John E. Schlifske        Senior Vice President (Investment Products and Services
                          and Affiliates)
Leonard F. Stecklein     Senior Vice President (Investment Products Operations)
Frederic H. Sweet        Senior Vice President (Corporate and Government
                          Relations)
Robert J. Berdan         Vice President, General Counsel and Secretary
Michael G. Carter        Vice President (Policyowner Services)
Steven T. Catlett        Vice President - Investment Products
David D. Clark           Vice President (Real Estate)
Gloster B. Current       Vice President (Corporate Planning)
Thomas E. Dyer           Vice President (Corporate Services)
Christine H. Fiasca      Vice President (Field System Administration)
John M. Grogan           Vice President (Field Services and Support)
John C. Kelly            Vice President and Controller
Susan A. Lueger          Vice President (Human Resources)
Jeffrey J. Lueken        Vice President (Securities)
Jean M. Maier            Vice President (New Business)
Meridee J. Maynard       Vice President (Disability Income and Long-Term Care)
Lora A. Rosenbaum        Vice President (Compliance/Best Practices)
Brenda F. Skelton        Vice President (Communications)
J. Edward Tippetts       Vice President (Field Development)
Martha M. Valerio        Vice President (Information Systems)
W. Ward White            Vice President (Corporate Relations)

OTHER OFFICERS

Name                     Title
----                     ------
Abbott, John             Director DI Special Invest Unit/Field Benefit Reps
Amerell, Jac             Director Investment Accounting
Backe, Mark              Asst. General Counsel & Asst. Secretary
Barlow, Walter           Asst. Director Education
Berger, Beth             Asst. General Counsel & Asst. Secretary
Bessette, Frederick      Asst. General Counsel & Asst. Secretary
Bialo, Maryann           Asst. Director DI Benefit
Bleidorn, Melissa        Asst. General Counsel & Asst. Secretary
Bluhm, Rodney D.         Asst. General Counsel & Asst. Secretary
Botcher, Sandra          Asst. General Counsel & Asst. Secretary
Brower, Anne             Asst. General Counsel & Asst. Secretary
Bula, Michael            Asst. General Counsel & Asst. Secretary
Cain, John               Asst. Director Policyowner Services
Canady, Gwen             Asst. Director Corporate Reporting
Christianson, Tom        Director Advanced Business Services
Close, Alan              Director Accounting Policy
Coleman, James           Vice President Brand and Advertising
Courtney, Barbara        Director Mutual Fund Accounting
Darland, Dennis          Asst. Director DI Benefit
Diestelmeier, Mark       Asst. General Counsel & Asst. Secretary
Dunn, John               Asst. General Counsel & Asst. Secretary
Eben, James              Asst. General Counsel & Asst. Secretary
Fleming, Kate            Asst. General Counsel & Asst. Secretary
Forecki, Don             Director Investment Operations
Frankel, Steve           Vice President Actuary
Frasher, James           Asst. General Counsel & Asst. Secretary
Garofani, John           Asst. General Counsel & Asst. Secretary
Garthwait, Dick          Vice President System Administration
Gavin, Sheila            Asst. General Counsel & Asst. Secretary
Gerend, Tim              Asst. General Counsel & Asst. Secretary
Gleeson, Bob             Vice President & Medical Director
Goetze, Jason            Asst. Director Long Term Care Compliance/Sales
Greene, C. Claibourne    Asst. General Counsel & Asst. Secretary
Gurlik, Greg             Director Long Term Care Product Development
Hewitt, Gary             Vice President Treasury & Investment Operations
Hillmann, Pat            Asst. Director Annuity Accum. Products
Hoffman, Dick            Vice President Audit
Horn, Diane              Director NMIS Compliance
Idleman, Elizabeth       Asst. General Counsel & Asst. Secretary
Kaprelian, Mark          Asst. General Counsel & Asst. Secretary
Kennedy, Kevin           Director Architecture and Environmental Services
Kern, Jim                Director DI Underwriting
Kiefer, Don              Vice President Actuary
Koelbl, James            Asst. General Counsel & Asst. Secretary
Kolawole, Abim           Asst. General Counsel & Asst. Secretary
Kordsmeier, John         Vice President Underwriting Standards
Kowalsky, Robert         Vice President & Chief Architect
Kracht, Carol            Vice President & Investment Counsel-Securities
Krueger, Pat             Director Annuity Customer Service
Kuzminski, Todd          Asst. Director Investment Accounting
Kuznacic, Kim            Asst. Director Policyowner Services
Landry, Dean             Asst. Director Investment Accounting

OTHER OFFICERS

Name                     Title
----                     -----
Lemanczyk, Donna         Director Investment Processing
Lentini, Elizabeth       Asst. General Counsel & Asst. Secretary
Lewis, Sally             Asst. General Counsel & Asst. Secretary
Loxton, George           Asst. General Counsel & Asst. Secretary
Lundberg, Merrill        Asst. General Counsel & Asst. Secretary
Mabie, Dean              Asst. General Counsel & Asst. Secretary
Magalska, Jon            Actuary
Manista, Raymond         Vice President & Litigation Counsel
Marks, Jeff              Director ES-INS & Res
Martinie, Steve          Asst. General Counsel & Asst. Secretary
Matchulat, Ted           Director Product Compliance
McCown, William          Vice President & Investment Counsel-Real Estate
McElwee, Paul            Asst. General Counsel & Asst. Secretary
McFarland, James         Asst. General Counsel & Asst. Secretary
McGinley, Dan            Director Field Management Development
McKeown, Patrick         Investment Research Consultant
McLennon, Mark           Director Annuity Accum. Product Sales Support
Meihsner, Larry          Asst. General Counsel & Asst. Secretary
Meilander, Bob           Vice President Corporate Actuary
Menting, Christopher     Asst. General Counsel & Asst. Secretary
Meyers, Richard          Asst. General Counsel & Asst. Secretary
Migliaccio, Joanne       Director Field Services and Support
Milewski, Lynn           Director Annuity New Business Compliance
Miller, Sara             Vice President Specialty Markets
Moakley, Daniel          Asst. General Counsel & Asst. Secretary
Mocarski, Jill           Medical Director
Molloy, Karen            Director Banking & Cash Management
Moro-Goane, Diane        Director Marketing Materials Review
Morris, Scott            Asst. General Counsel & Asst. Secretary
Nelson, David K.         Asst. General Counsel & Asst. Secretary
Nelson, Mary             Asst. General Counsel & Asst. Secretary
Nelson, Ron              Dir Product Development & Strategy
Nelson, Tim              Director Market Conduct
Niehaus, Jeff            Director Product & Systems
Niessing, Karen          Director Policyowner Services
Otto, Timothy            Asst. General Counsel & Asst. Secretary
Panighetti, Art          Vice President Tax
Perez, David             Asst. General Counsel & Asst. Secretary
Perkins, Judith          Asst. General Counsel & Asst. Secretary
Peterson, Pete           Director Long Term Care Administration
Pickering, William       Asst. General Counsel & Asst. Secretary
Pogoriler, Harvey        Asst. General Counsel & Asst. Secretary
Porter, Rebecca          Director Policyowner Services
Powell, Randy            Medical Director
Rabenn, Thomas           Asst. General Counsel & Asst. Secretary
Remstad, Dave            Vice President Life Product
Richards, Tom            Vice President Agency Development
Richter, Dick            Vice President System Administration
Riedl, Daniel            President & CEO of Northwestern Mutual Investment
                          Services, LLC
Rivera, Kathleen         Vice President & Insurance Counsel;  Vice President
                          & Financial Services Counsel (Acting)

OTHER OFFICERS

Name                     Title
----                     -----
Roou, Tammy              Asst. General Counsel & Asst. Secretary
Schachtner, Mary Ann     Director Field Training & Development
Schaefer, Linda          Director Policyowner Services
Schattschneider, Cal     Asst. Director Corporate Development
Scheer, Thomas F.        Asst. General Counsel & Asst. Secretary
Schiltz, Jane Ann        Vice President Estate Market
Schluter, Kathleen       Vice President & Tax Counsel
Schmidt, Calvin          Vice President Information Systems
Schneider, Rodd          Asst. General Counsel & Asst. Secretary
Seguin, Norm             Director Ad Valorem Tax
Shaw, Catherine          Asst. General Counsel & Asst. Secretary
Silber, David            Asst. General Counsel & Asst. Secretary
Silverman, Stephen       Asst. General Counsel & Asst. Secretary
Simbro, Dave             Vice President Long Term Care
Skalecki, Paul           Senior Actuary
Smith, Diane             Asst. Director Policyowner Services
Smith, Mark              Associate General Counsel & Asst. Secretary
Snyder, Richard          Asst. Director Mutual Funds
Stevens, Karen           Asst. General Counsel & Asst. Secretary
Svehlek, Cheryl          Asst. Director DI Underwriting Large Case
Taknint, Rachel          Asst. General Counsel & Asst. Secretary
Talajkowski, Tom         Asst. Director Tax
Taylor, Earl             Asst. General Counsel & Asst. Secretary
Tews, Paul               Director Investment Planning
Van Groll, Mary Beth     Vice President Information Systems
Versnik, Natalie         Asst. Director SIU
Weiner, Joel             Medical Director
Wilbert, Catherine       Asst. General Counsel & Asst. Secretary
Wilkinson, Don           Vice President Agency Administration
Williams, Jeff           Director Corporate Risk Management
Wills, Anne              Asst. Director Policyowner Services
Wilson, John             Director Long Term Care Sales Support
Woodcock, Penny          Asst. Director DI Quality Assurance
Young, Catherine         Asst. General Counsel & Asst. Secretary
Zehner, Rick             Vice President Marketing Intell
Zimmermann, Patti        Director Investment Technology & Development
Zwieg, Philip            Vice President Information Systems
Zysk, Bob                Director Tax Compliance

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

     The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of December 31, 2003 are set forth on pages C-11 through C-13. In addition to the subsidiaries set forth on pages C-11 through C-13, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

     1. NML Variable Annuity Account A
     2. NML Variable Annuity Account B
     3. NML Variable Annuity Account C
     4. Northwestern Mutual Variable Life Account

     Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown on page C-11 as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

                   NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                            (as of December 31, 2003)

  The Northwestern Mutual Life Insurance Company                 Jurisdiction of
                                                                   Incorporation

 Baird Holding Company - 90.01% ..........................             Wisconsin
 Baird Holding Company owns 84.74% of Baird
  Financial Corporation. .................................             Wisconsin
     Baird Financial Corporation holds  86.90% of
     the voting stock of Robert W. Baird & Co.,
     Incorporated and various subsidiaries
  Bradford, Inc. - 100% ..................................              Delaware
  Chateau, LLC - 100% ....................................              Delaware
  Frank Russell Company - 91.15% .........................            Washington
  Frank Russell Investment Management Company - 91.15% ...            Washington
  JYD Assets, LLC - 100% .................................              Delaware
  Mason Street Advisors, LLC - 100% ......................              Delaware
  Mason Street Funds, Inc. (and its 11 funds) - 75%2 .....              Maryland
  Network Planning Advisors, LLC - 100% ..................             Wisconsin
  NMIS Alabama Agency, LLC - 100% ........................               Alabama
  NMIS Georgia Agency, LLC - 100% ........................               Georgia
  NMIS Massachusetts Insurance Agency, LLC - 100% ........         Massachusetts
  NML Buffalo Agency, Inc. - 100% ........................              New York
  NML - CBO, LLC - 100% ..................................              Delaware
  NML/Mid Atlantic, Inc. - 100% ..........................            New Jersey
  NML/Tallahassee, Inc. - 100% ...........................               Florida
  Northwestern Foreign Holdings B.V. - 100% ..............           Netherlands
  Northwestern International Holdings, Inc. - 100% .......              Delaware
  Northwestern Investment Management Company, LLC - 100% .              Delaware
  Northwestern Long Term Care Insurance Company - 100% ...              Illinois
  Northwestern Mutual Investment Services, LLC - 100% ....             Wisconsin
  Northwestern Mutual Las Vegas, Inc. - 100% .............                Nevada
  Northwestern Mutual Series Fund, Inc.
    (and its 18 portfolios) - 100%3 ......................              Maryland
  Northwestern Mutual Trust Company - 100% ...............  Federal Savings Bank
  Northwestern Reinsurance Holdings N.V. - 100% ..........           Netherlands
  Northwestern Securities Holdings, LLC - 100% ...........              Delaware
  Russell Investment Funds (and its 5 funds) -  85% ......         Massachusetts
  Saskatoon Centre, Limited - 100% (inactive) ............       Ontario, Canada

NML Securities Holdings, LLC  - 100%                           Jurisdiction of
                                                                 Incorporation

Alexandra International Sales, Inc. - 100% ...............      Virgin Islands
Baraboo, Inc. - 100% .....................................            Delaware
Brendan International Sales, Inc. - 100% .................      Virgin Islands
Brian International Sales, Inc. - 100% ...................      Virgin Islands
Carlisle Ventures, Inc. - 100% ...........................            Delaware
Chateau, Inc. - 90% ......................................            Delaware
Chateau I, LP - 100% .....................................            Delaware
Coral, Inc. - 100% .......................................            Delaware
Elderwood International Sales, Inc. - 100% ...............      Virgin Islands
Elizabeth International Sales, Inc. - 100% ...............      Virgin Islands
Hazel, Inc. - 100% .......................................            Delaware
Higgins, Inc. - 100% .....................................            Delaware
Highbrook International Sales, Inc. - 100% ...............      Virgin Islands
Hobby, Inc. - 100% .......................................            Delaware
Jack International Sales, Inc. - 100% ....................      Virgin Islands
Justin International FSC, Inc. - 100% ....................      Virgin Islands
KerryAnne International Sales, Inc. - 100% ...............      Virgin Islands
Klode, Inc. - 100% .......................................            Delaware
Kristiana International Sales, Inc. - 100% ...............      Virgin Islands
Lake Bluff, Inc. - 100% (inactive) .......................            Delaware
Lydell, Inc. - 100% ......................................            Delaware
Mallon International Sales, Inc. - 100% ..................      Virgin Islands
Maroon, Inc. - 100% ......................................            Delaware
Mason & Marshall, Inc. - 100% ............................            Delaware
Nicolet, Inc. - 100% .....................................            Delaware
NML Development Corporation - 100% .......................            Delaware
North Van Buren, Inc. - 100% .............................            Delaware
Northwestern Mutual Life
   International, Inc. - 100% ............................            Delaware
Northwestern  Securities Partnership Holdings, LLC - 100%             Delaware
NW Pipeline, Inc. - 100% .................................               Texas
Painted Rock Development Corporation - 100% ..............             Arizona
Park Forest Northeast, Inc. - 100% .......................            Delaware
Regina International Sales, Inc. - 100% ..................      Virgin Islands
Sean International Sales, Inc. - 100% ....................      Virgin Islands
Stadium and Arena Management, Inc. - 100% ................            Delaware
Travers International Sales, Inc. - 100% .................      Virgin Islands
Tupelo, Inc. - 100% ......................................            Delaware
White Oaks, Inc. - 100% ..................................            Delaware

  NML Real Estate Holdings, LLC  - 100%                         Jurisdiction of
                                                                  Incorporation

  Amber, LLC - 100% ......................................             Delaware
  Bayridge, LLC - 100% ...................................             Delaware
  Burgundy, LLC- 100% ....................................             Delaware
  Cass Corporation - 100% ................................             Delaware
  Diversey, Inc. - 100% ..................................             Delaware
  Elizabeth Lakes Associates - 100% (inactive) ...........             Michigan
  Green Room Properties, LLC - 100% ......................             Delaware
  INV Corp. - 100% .......................................             Delaware
  Larkin, Inc. - 100% ....................................             Delaware
  Logan, Inc. - 100% .....................................             Delaware
  Mitchell, Inc. - 100% ..................................             Delaware
  New Arcade, LLC - 100% .................................            Wisconsin
  New Arcade Parking, LLC - 100% .........................            Wisconsin
  Northwestern Real Estate Partnership Holdings,
   LLC - 100% ............................................             Delaware
  Olive, Inc. - 100% .....................................             Delaware
  RE Corporation - 100% ..................................             Delaware
  Rocket Sports, Inc. - 100% .............................                Texas
  Russet, Inc. - 100% ....................................             Delaware
  St. James Apartments, LLC - 100% .......................             Delaware
  Solar Resources, Inc. - 100% ...........................            Wisconsin
  Summerhill Management, LLC - 100% ......................             Delaware
  Summerhill Property, LLC - 100% ........................             Delaware
  Summit Mall, LLC - 100% ................................             Delaware
  The Grand Avenue Corporation - 99.18% ..................            Wisconsin

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2003, they did not constitute a significant subsidiary as defined by Regulation S-X.

(2) Aggressive Growth Stock, Asset Allocation, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Municipal Bond, Select Bond and Small Cap Growth Stock.

(3) Aggressive Growth Stock, Balanced, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, Franklin Templeton International Equity, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, Asset Allocation, AllianceBernstein Mid Cap Value, Janus Capital Appreciation and T. Rowe Price Equity Income.

Item 30.  Indemnification

     That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 31.  Principal Underwriters

     (a) Northwestern Mutual Investment Services, LLC ("NMIS"), the co-depositor of the Registrant, may be considered the principal underwriter currently distributing securities of the Registrant. NMIS is also co-depositor, and may be considered the principal underwriter, for NML Variable Annuity Account B, a separate investment account of Northwestern Mutual registered under the Investment Company Act of 1940 as a unit investment trust. In addition, NMIS is the principal underwriter for Mason Street Funds, Inc., a management investment company registered as such under the Investment Company Act of 1940.

     (b) The directors and officers of NMIS are as follows:

  Name                       Position

 Barbara Bay                  Vice President
 William H. Beckley           Director and Executive Vice President, Sales
 Stephanie H. Breit           Assistant Vice President
 Robert A. Brooks             Regional Vice President
 Walter J. Chossek            Treasurer
 Eric P. Christophersen       Senior Vice President
 Susan M. Emmer               Vice President, Field Training Manager
 Bradley L. Eull              Assistant Vice President
 Christina H. Fiasca          Director
 William J. Flood             Assistant Vice President
 Richard R. Garthwait         Regional Vice President, Field Management
 Don P. Gehrke                First Vice President, Investment Client Services
 Mark J. Gmach                Vice President, Field Training and Development
 John M. Grogan               Vice President Field Services and Support
 Richard L. Hall              Senior Vice President, Variable Life Insurance
 Diane B. Horn                Senior Vice President and Chief Compliance Officer
 Mark A. Kaprelian            Secretary
 John C. Kelly                Assistant Treasurer
 Beatrice C. Kmiec            Vice President, Variable Life Administration
 LeAnn F. Kuhagen             Assistant Vice President
 Steven J. LaFore             Vice President, Retirement Plans Support
 Kurt W. Lofgren              Assistant Secretary
 Gregory S. Leslie            Vice President, Broker/Dealer Compliance
 Jennifer L. Manderfield      Assistant Vice President, Transaction Support
                              Services Manager
 Allan J. McDonell            First Vice President, Order Entry Desk
 Brian M. Moran               Vice President, Field Inspections
 John E. Muth                 Vice President
 Chris E. Peterson            Regional Vice President
 Evelyn M. Rewolinski         Assistant Vice President, Transaction
                              Support Services

 Richard R. Richter     Regional Vice President, Field Management
 Daniel A. Riedl        Director and President & CEO
 Lora A. Rosenbaum      Executive Vice President, Compliance and Best Practices
 Stephanie M. Sanders   Assistant Vice president, Internal Trainer
 Jennifer L. Schaefer   Assistant Treasurer
 Alexander D. Schneble  Vice President, Transaction Support Services Project
                        Leader

 Leonard F. Stecklein   Senior Vice President, Variable Annuities
 Kellen A. Thiel        First Vice President, Investment Products
 Donald G. Tyler        Senior Vice President
 Thomas A. Waisnor      Regional Vice President
 Donald R. Wilkinson    Vice President, Field Management
 Brian D. Wilson        Regional Vice President
 Robert E. Zysk         Assistant Treasurer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     (c) During 2003 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $85,607,978 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 32.  Location of Accounts and Records

     All accounts, books or other documents required to be maintained in connection with the Registrant's operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 33.  Management Services

     There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 34.  Fee Representation

     The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2004.

                        NORTHWESTERN MUTUAL VARIABLE LIFE
                              ACCOUNT (Registrant)

                                              By  THE NORTHWESTERN MUTUAL LIFE
                                                  INSURANCE COMPANY  (Depositor)

Attest:  /s/ROBERT J. BERDAN                  By: /s/EDWARD J. ZORE
         --------------------------------     ----------------------------------
         Robert J. Berdan, Vice President,        Edward J. Zore, President
         General Counsel and Secretary            and Chief Executive Officer

                                              By  NORTHWESTERN MUTUAL
                                                  INVESTMENT SERVICES, LLC
                                                  (Depositor)

Attest:  /s/MARK A. KAPRELIAN                 By: /s/DANIEL A. RIEDL
         --------------------------------      --------------------------------
         Mark A. Kaprelian, Secretary             Daniel A. Riedl,
                                                  President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositors on the 29th day of April 2004.

                                              THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY (Depositor)

Attest:  /s/ROBERT J. BERDAN                  By: /s/EDWARD J. ZORE
         --------------------------------     ----------------------------------
         Robert J. Berdan, Vice President,        Edward J. Zore, President
         General Counsel and Secretary            and Chief Executive Officer

                                              NORTHWESTERN MUTUAL INVESTMENT
                                              SERVICES, LLC (Depositor)

Attest:  /s/MARK A. KAPRELIAN                 By: /s/DANIEL A. RIEDL
         ------------------------------       ---------------------------------
         Mark A. Kaprelian, Secretary             Daniel A. Riedl,
                                                  President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature                   Title


/s/EDWARD J. ZORE       Trustee, President and            Each of the signatures
------------------      Principal Executive               is afficed as of
Edward J. Zore          Officer                           April 29, 2004

/s/GARY A. POLINER      Senior Vice President and
------------------      Principal Financial Officer
Gary A. Poliner

/s/JOHN C. KELLY        Vice President, Controller
------------------      and Principal Accounting Officer
John C. Kelly

/s/J. THOMAS LEWIS*                          Trustee
---------------------------------------------
J. Thomas Lewis

/s/PATRICIA ALBJERG GRAHAM*                  Trustee
---------------------------------------------
Patricia Albjerg Graham

/s/STEPHEN F. KELLER*                        Trustee
---------------------------------------------
Stephen F. Keller

/s/PIERRE S. du PONT*                        Trustee
---------------------------------------------
Pierre S. du Pont

/s/J. E. GALLEGOS*                           Trustee
---------------------------------------------
J. E. Gallegos

/s/KATHRYN D. WRISTON*                       Trustee
---------------------------------------------
Kathryn D. Wriston

/s/BARRY L. WILLIAMS*                        Trustee     Each of the signatures
---------------------------------------------            is affixed as of
Barry L. Williams                                        April 29, 2004

/s/DANIEL F. MCKEITHAN, JR.*                 Trustee
---------------------------------------------
Daniel F. McKeithan, Jr.

/s/JAMES D. ERICSON*                         Trustee
---------------------------------------------
James D. Ericson

/s/EDWARD E. BARR*                           Trustee
---------------------------------------------
Edward E. Barr

/s/ROBERT C. BUCHANAN*                       Trustee
---------------------------------------------
Robert C. Buchanan

/s/SHERWOOD H. SMITH, JR.*                   Trustee
---------------------------------------------
Sherwood H. Smith, Jr.

/s/H. MASON SIZEMORE, JR.*                   Trustee
---------------------------------------------
H. Mason Sizemore, Jr.

/s/JOHN J. STOLLENWERK*                      Trustee
---------------------------------------------
John J. Stollenwerk

/s/GEORGE A. DICKERMAN*                      Trustee
---------------------------------------------
George A. Dickerman

/s/JOHN E. STEURI*                           Trustee
---------------------------------------------
John E. Steuri

/s/STEPHEN N. GRAFF*                         Trustee
---------------------------------------------
Stephen N. Graff

/s/BARBARA A. KING*                          Trustee     Each of the signatures
---------------------------------------------            is affixed as of
Barbara A. King                                          April 29, 2004

/s/PETER M. SOMMERHAUSER*                    Trustee
---------------------------------------------
Peter M. Sommerhauser

/s/JAMES P. HACKETT*                         Trustee
---------------------------------------------
James P. Hackett

/s/JOHN M. BREMER*                           Trustee
---------------------------------------------
John M. Bremer

/s/PETER W. BRUCE*                           Trustee
---------------------------------------------
Peter W. Bruce

/s/DAVID A. ERNE*                            Trustee
---------------------------------------------
David A. Erne
                                             Trustee
---------------------------------------------
Margery Kraus

*By: /s/EDWARD J. ZORE
     ---------------------------------------
        Edward J. Zore, Attorney in fact,
        pursuant to the Power of Attorney
        attached hereto

                                POWER OF ATTORNEY


     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint Edward J. Zore and John M. Bremer, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2003 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of July, 2003.

                                  /s/EDWARD E. BARR                   Trustee
                                  ------------------------------------
                                  Edward E. Barr

                                  /s/JOHN M. BREMER                   Trustee
                                  ------------------------------------
                                  John M. Bremer

                                  /s/PETER W. BRUCE                   Trustee
                                  ------------------------------------
                                  Peter W. Bruce

                                  /s/ROBERT C. BUCHANAN               Trustee
                                  ------------------------------------
                                  Robert C. Buchanan

                                  /s/GEORGE A. DICKERMAN              Trustee
                                  ------------------------------------
                                  George A. Dickerman

                                  /s/PIERRE S. du PONT                Trustee
                                  ------------------------------------
                                  Pierre S. du Pont

                                  /s/JAMES D. ERICSON                 Trustee
                                  ------------------------------------
                                  James D. Ericson

                                  /s/DAVID A. ERNE                    Trustee
                                  ------------------------------------
                                  David A. Erne

                                  /s/J. E. GALLEGOS                   Trustee
                                  ------------------------------------
                                  J. E. Gallegos

                                  /s/STEPHEN N. GRAFF                 Trustee
                                  ------------------------------------
                                  Stephen N. Graff

                                  /s/PATRICIA ALBJERG GRAHAM          Trustee
                                  ------------------------------------
                                  Patricia Albjerg Graham

                                  /s/JAMES P. HACKETT                 Trustee
                                  ------------------------------------
                                  James P. Hackett

                                  /s/STEPHEN F. KELLER                Trustee
                                  ------------------------------------
                                  Stephen F. Keller

                                  /s/BARBARA A. KING                  Trustee
                                  ------------------------------------
                                  Barbara A. King

                                  /s/J. THOMAS LEWIS                  Trustee
                                  ------------------------------------
                                  J. Thomas Lewis

                                  /s/DANIEL F. McKEITHAN, JR.         Trustee
                                  ------------------------------------
                                  Daniel F. McKeithan, Jr.

                                  /s/H. MASON SIZEMORE, JR.           Trustee
                                  ------------------------------------
                                  H. Mason Sizemore, Jr.

                                  /s/SHERWOOD H. SMITH, JR.           Trustee
                                  ------------------------------------
                                  Sherwood H. Smith, Jr.

                                  /s/PETER M. SOMMERHAUSER            Trustee
                                  ------------------------------------
                                  Peter M. Sommerhauser

                                  /s/JOHN E. STEURI                   Trustee
                                  ------------------------------------
                                  John E. Steuri

                                  /s/JOHN J. STOLLENWERK              Trustee
                                  ------------------------------------
                                  John J. Stollenwerk

                                  /s/BARRY L. WILLIAMS                Trustee
                                  ------------------------------------
                                  Barry L. Williams

                                  /s/KATHRYN D. WRISTON               Trustee
                                  ------------------------------------
                                  Kathryn D. Wriston

                                  /s/EDWARD J. ZORE                   Trustee
                                  ------------------------------------
                                  Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-6
                       POST-EFFECTIVE AMENDMENT NO. 27 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit Number                            Exhibit Name
-------------                             ------------
(n)                                       Consent of PricewaterhouseCoopers LLP